UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07831

FMI Funds, Inc.
(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

John S. Brandser
Fiduciary Management, Inc.
100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 226-4555
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2019

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2019

FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund
Investor Class (FMIHX)	Investor Class (FMIMX)	Investor Class (FMIJX)
Institutional Class (FMIQX)	Institutional Class (FMIUX)	Institutional Class (FMIYX)

FMI Funds, Inc.

Advised by Fiduciary Management, Inc.

www.fmifunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports.  Instead, the reports will be made available on the Funds’ website www.fmifunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-811-5311.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Funds, you can call 1-800-811-5311 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

FMI Funds, Inc.
TABLE OF CONTENTS

FMI Large Cap Fund
Shareholder Letter	1
Management’s Discussion of Fund Performance	7
Schedule of Investments	9
Industry Sectors	11

FMI Common Stock Fund
Shareholder Letter	12
Management’s Discussion of Fund Performance	18
Schedule of Investments	20
Industry Sectors	22

FMI International Fund
Shareholder Letter	23
Management’s Discussion of Fund Performance	31
Schedule of Investments	34
Schedule of Forward Currency Contracts	38
Industry Sectors	39

Financial Statements
Statements of Assets and Liabilities	40
Statements of Operations	41
Statements of Changes in Net Assets	42
Financial Highlights	45
Notes to Financial Statements	51

Report of Independent Registered Public Accounting Firm	61
Expense Example	62
Directors and Officers	64
Liquidity Risk Management Program	66
Disclosure Information	67
Additional Information	70
Tax Notice	70
Notice of Privacy Policy	71
Householding Notice	71

FMI
Large Cap
Fund

September 30, 2019

Dear Fellow Shareholders:

The FMI Large Cap Fund gained 0.25%1 in the September quarter compared to 1.70% for the Standard & Poor’s 500 Index (“S&P 500”).  Retail Trade, Health Technology (underweight) and Energy Minerals (underweight) drove sector performance on the positive side this quarter. On the flipside, Electronic Technology (underweight), Technology Services and Commercial Services all hurt.  Stocks boosting quarterly performance included Dollar General and TJX Companies in the Retail Trade area, Smith & Nephew in the Health Technology sector, and Quest Diagnostics in the Health Services arena. On the negative side, Omnicom hurt the Commercial Services sector, Cerner detracted from Technology Services, and Franklin Resources negatively impacted the Finance sector.  Franklin Resources and Bank of New York were replaced in the quarter by Charles Schwab and Northern Trust.  The pullback in financials gave us the opportunity to upgrade the quality of this exposure.  Despite a few high-flying money-losing tech stocks coming down to earth, investors, year-to-date, continued to favor growth styles over value ones.  The difference has been remarkable, with the Russell 1000 Growth Index outperforming the Russell 1000 Value Index by about 550 basis points (5.5 percentage points) year-to-date, and by an astonishing 4,200 basis points (42 percentage points cumulative) over the past five years.  The charm of today’s market was captured by Jim Grant, in a recent edition of Grant’s Interest Rate Observer: “The quest for value comes instinctively to shoppers but only cyclically to investors.  The same individual who trundles home grocery bags filled with store-brand bargains may think nothing of logging on to Charles Schwab to buy shares of Netflix.”

From an investment landscape perspective, not much has changed over the past three months.  Stocks remain near the high end of historical valuation ranges.  The long list of valuation statistics compiled by The Leuthold Group, which we frequently reference, reveals that the median valuation metric returned to the most expensive decile (10), which is not surprising considering the strong market move this year.  To the right is a chart of the cap-weighted average price-to-sales ratio of the S&P 500, showing a ratio that is near the tech bubble highs of early 2000.  What seems to get little airtime is the fact that earnings growth has been flat-to-negative this year!

_______________
[1]	The FMI Large Cap Fund Investor Class (FMIHX) and the FMI Large Cap Fund Institutional Class (FMIQX) had a return of 0.25% and 0.30%, respectively, for the third quarter of 2019.

For most of the year, stocks perceived as safe have done well, despite very high valuations.  Deep cyclicals have underperformed, setting up a difficult investor decision: hold on to overvalued but historically defensive names, or take a chance with relatively more attractive deep cyclicals that may already be discounting a recession.  We find ourselves leaning toward the latter, but do so with some trepidation.  The pullback in the fourth quarter of last year favored traditional defensive names, despite their high valuations.  At some point the valuation spread will be too wide, but of course a gnome isn’t going to magically appear to steer our Bloombergs.  It is a judgment call whose correctness will only be apparent in the fullness of time.  Mergers and acquisitions (M&A) activity continues unabated, apparently driven by a belief that low interest rates are here to stay, along with the idea that this deal is going to work out better than the prior ones!  While just a guess, we’d estimate that the typical CEO spends twice as much of their time on deals versus 25 years ago.  This would include evaluating, consummating, integrating, fixing or selling prior acquisitions. Return on invested capital (ROIC) is hardly more than a talking point for many CEOs.  Instead, “proforma adjusted EBITDA2” three years in the future, which typically depends on speculative growth assumptions, is seemingly what drives many transactions today.  We admit to some cynicism regarding today’s deal culture, but numerous academic and consultancy studies show that most acquisitions are value-destructive to the buyer.

Despite significant weakening in many Purchasing Managers Index (PMI) figures and other recession indicators, economic growth has continued at around a 2% rate (the Atlanta Federal Reserve’s GDPNow third quarter estimate is 1.9% as of September 25th).  We have been stuck in a low-growth world for nearly twelve years (U.S. real GDP growth since the end of 2007 has averaged just 1.6%), and continued tepid growth seems to be the consensus opinion for the future.  We are more optimistic about future growth, as long as people begin to realize that rate suppression, high government borrowing, and unbridled M&A are not pathways to prosperity.  Academics and economists have promulgated these policies for a very long time with the same results (low growth and dangerously levered balance sheets).  As Friedrich Hegel famously said, “The only thing we learn from history is that we learn nothing from history.”

Growth-friendly conditions, in our opinion, involve having a normal risk premium reflected in interest rates, engendering organic rather than inorganic investment, having free and fair trade, growing our population and reducing government borrowing, leaving more money for private investment.  Profit-seeking enterprises are almost always better asset allocators than governments, although in recent years corporations have been levering up to do deals and to buy back stock.  The Federal Reserve reports that corporate debt has grown by approximately $1.2 trillion in the last two years alone and now is nearly $10 trillion, which is a record high percentage of GDP (47%), according to The Wall Street Journal.  Ginning up debt to such a high level doesn’t have a great historical track record of success.  Morgan Stanley recently documented a notable drop in the price of loans within collateralized loan obligations.  While corporate credit problems remain mostly anecdotal at this point, we will be closely monitoring the situation.
_______________
[2]	Earnings before interest, taxes, depreciation and amortization.

Before our customary discussion of two portfolio holdings, we want to briefly review our background and philosophy as advisor to the FMI Large Cap Fund. Fiduciary Management, Inc. (FMI) is independently owned and has managed money for over 39 years in the same disciplined, fundamentally-driven and value-oriented way.  FMI operates from a single office in Milwaukee, Wisconsin, away from the bustle and groupthink sometimes prevalent in big cities.  We are not a “product shop”; we have one investment team, one philosophy and one process. We do not manage any hedge funds.  We’re not like many large investment managers who constantly open new funds and strategies, and close underperforming ones. Approximately 5,300 mutual funds have been closed or merged since 2009; it certainly makes peer group statistics suspect!  Instead, we stick to our knitting, and our team invests right alongside our shareholders and clients. FMI has a focused approach to investing, with high active share. We are the antithesis of an index fund.  While not popular today, this approach has been both a winning one, and a less volatile one, over the long run.  As the small print always says, past results may not repeat but rest assured, we have not changed our stripes.

FMI’s investment philosophy can be summarized as follows:

•	We seek undervalued stocks. That typically occurs when there is a cloud over the business.

•	We make our research count by focusing on a limited number of companies for the portfolio.

•	We invest in businesses that are likely to earn above their cost of capital over the business cycle.

•	We invest in management teams who we believe will act like shareholders.

•	We are highly attuned to avoiding value traps, i.e., secularly challenged businesses.

•	We want to minimize financial risk by sticking to companies with good balance sheets.

•	We focus on the downside risk before the upside opportunity.

In addition, all of our investments have to pass a common-sense test.  Recall, last quarter we expressed astonishment with a number of so-called unicorns, including WeWork (recently changed to The We Company).  It had a valuation of $47 billion.  In three short months that value has collapsed to an estimated $10 billion and the initial public offering is currently on ice.  As we said in the June letter, the business has few barriers to entry and operates what is essentially a mismatched loan book.  Corporate governance was a disaster, although the board is now scrambling to improve it. The We Company cleverly tried to pass themselves off as a technology company and it worked for a while, but to us, it never passed the common-sense test.  Similarly, Uber and Lyft also seem to fail a common-sense test.  Their respective business models depend on drivers underestimating the true cost of operating automobiles. These companies can’t charge enough to make money and grow rapidly.  They whipped investors into a frenzy by underpricing their service to drive rapid top line growth.  Economies of scale have yet to surface, as evidenced by the escalating losses, even as the revenues grow.  Ride-sharing economics will be further damaged if regulatory bodies treat independent drivers as employees.  Perhaps as a premium service they will thrive; meanwhile, they are eating capital like crazy.  These kinds of stories play poorly when markets are risk-averse.  The common-sense litmus test applies to all our investments, as well as company strategies and acquisitions.

Today it is more important than ever to have an experienced and steady team behind your investments. Using the Dow Jones Industrial Average as a proxy, the current cycle (through September 30th) has returned approximately three times (438%) the bull market average since 1900 (145%) and has also lasted three times longer (roughly 126 months versus 42 months).  Characterizing this phase of the market cycle as long in the tooth would be an understatement.  Anecdotally, it seems many of today’s investors implicitly believe at least two things:  one, that stock market returns will continue to be much higher than underlying economic or earnings growth; and two, that investing in index funds is a risk-mitigating maneuver.  We simply don’t believe the first, since there is little historical evidence of it over long periods of time, and regarding the second, we recognize that fund flows have driven outperformance in many index products, but those who think an index fund is less risky than a carefully-constructed and risk-sensitive approach may be in for a rude awakening.

Below we discuss two portfolio holdings.

Northern Trust Corp. (NTRS)
(Analyst: Dain Tofson)

Description

Northern Trust is a provider of asset servicing, wealth management, investment management, and banking solutions. The company reports three segments: Corporate & Institutional Services (C&IS); Wealth Management; and Treasury and Other. C&IS provides services such as custody, fund administration, investment operations outsourcing, investment management and securities lending, to pension funds, insurance companies, foundations, fund managers, and other institutional investors. Wealth Management provides such things as advisory services, investment management and custody, to high-net-worth individuals and family offices. Other includes corporate items not allocated to C&IS and Wealth Management. In 2018, net income was split, 58% C&IS, 51% Wealth Management, and -9% Other.

Good Business

•	Organic, fee-based revenue growth has averaged 4-5% over the last 15-20 years.

•	Return on equity was 16.2% last year and exceeds the cost of capital through a cycle.

•	The balance sheet is strong with relatively low-risk earning assets, largely a deposit-based funding structure, and industry-leading capital ratios.

•	The company has paid a dividend for over 120 consecutive years and was one of only two large banks that didn’t cut their dividend during the global financial crisis.

•
We believe the company is best-in-class, as highlighted by recent accolades including Private Equity Fund Administrator of the Year, and Outstanding Fund Technology Innovation Award in C&IS; and Best Private Bank for Family Offices and Technology in Wealth Management.

Valuation

•	The company trades at 14.3 times 2019 earnings per share (EPS), versus its 10-year average of greater than 17.0 times.

•	Historically, the company has traded at a premium to the S&P 500 on a price-to-earnings (P/E) basis. Today, the company trades at a discount to the S&P 500 long-term average.

•	The dividend yield plus the company’s gross share buyback authorization combine to produce a shareholder yield of almost 10%.

•	The intrinsic value of the business is greater than the current equity value when you consider private market transactions, particularly in the Wealth Management segment.

Management

•	The management team led by Michael O’Grady is shareholder-oriented with a focus on achieving revenue growth, improving productivity, and increasing shareholder returns.

•	The company is managed for the long term; it has had only ten chief executive officers since 1889, and the founding Smith family continues to own shares and sit on the board.

•	The company was largely built through organic investment, and capital allocation priorities remain sensible today, with a focus on maintaining superior capital ratios.

Investment Thesis

Northern Trust is a high-quality compounder with an attractive business mix that is trading at a discount to its history, the market, and intrinsic value largely due to macro concerns, most notably the challenging interest rate environment. While we acknowledge these concerns, we believe that the company’s strong value proposition – outstanding customer service and financial stability – and shareholder-oriented management team, will enable it to navigate this more challenging environment and ultimately create shareholder value over time.

HD Supply Holdings Inc. (HDS)
(Analyst: Jordan Teschendorf)

Description

Headquartered in Atlanta, Georgia, HD Supply is one of the largest industrial distributors in North America, with leading market positions in two distribution businesses: Facilities Maintenance, Repair & Operations (51% of fiscal 2018 sales, and 66% of EBIT3) and Specialty Construction & Industrial (49%, and 34%). The company serves 500,000 professional customers through a network of approximately 310 locations in the U.S. & Canada (44 distribution centers and 266 branches) and has 11,500 employees. Its sales exposure to facilities maintenance, restoration and overhaul, non-residential construction, and residential construction markets is approximately 57%, 32%, and 11%, respectively.

Good Business

•
HD Supply has become a more focused and disciplined entity since it came public in June 2013, selling non-core businesses in power, electrical, water, and hardware markets, while paying down a significant amount of debt. This has significantly raised the company’s full cycle growth rate, margins, and ROIC.

•
Adjusting for the sale of non-core assets, the company has grown sales at nearly a 10% compound annual growth rate (CAGR) over the last eight years, outperforming its end markets by an estimated 5-7% per annum on average. Further, operating margins have improved five percentage points over the last five years to 12.0%, and return on tangible capital has more than tripled to 39%.

•
HD Supply occupies the number one market position in each of the specialized distribution markets in which it competes. National scale, local density, and knowledgeable associates provide it with competitive advantages in terms of purchasing, fulfillment, and contractor relationships vs. generally fragmented competition.

•
The company’s largest business, Facilities Maintenance, has proven to be defensive in down markets, growing 5% organically in 2008 while declining a modest 3% in 2009. Most sales are driven by replacement demand for products that break and need to be fixed quickly, with customers often requiring products same-day or next-day.

•
The most important volume driver is the installed base of occupied renter housing units, which has grown at a 2% CAGR over the last decade, and the business is also able to pass through cost inflation over long time periods.

•
Across both businesses, we expect the majority of future growth to be achieved through deeper penetration of existing accounts as the company widens its service advantage and adds more value to clients over time.

•	HD Supply carries a reasonable amount of net debt (2.4 times EBITDA) and generates very healthy free cash flow.
_______________
[3]	Earnings before interest and taxes.

Valuation

•	The company’s forward P/E multiple is at a 13% discount to its long-term average of 13.7 times.

•	The shares trade at a significant discount to leading industrial and specialty distribution peers. Ascribing peer multiples to the company’s two businesses yields an upside of around 26%.

•	The company should generate approximately $500 million of free cash flow this year, which equates to a 7.5% yield for shareowners.

Management

•
Joseph DeAngelo has been Chief Executive Officer and Chairman since January 2005 and March 2015, respectively. He also served as Executive Vice President and Chief Operating Officer of The Home Depot in 2007, prior to its sale of HD Supply to private equity sponsors.

•
Evan Levitt has served as Senior Vice President and Chief Financial Officer since December 2013. Prior to his appointment as CFO, he served as VP and Corporate Controller since 2007, when he joined the company from The Home Depot.

•
Under this leadership team, the company has pruned its portfolio of businesses and transformed into a faster-growing, more profitable and higher-returning enterprise. Net disposal proceeds of $3.15 billion since 2013, along with strong growth in the core businesses, have doubled return on total assets and tripled return on tangible capital.

Investment Thesis

HD Supply Holdings is a high quality, durable business that occupies the leading market position in each of the specialized and growing markets in which it competes.  Recent concerns, including slower end market growth, unfavorable weather, tariffs, and a temporary service interruption at one of its distribution centers, have provided an opportunity to invest at an attractive valuation.  Through the cycle, we expect the business to generate mid-single-digit organic sales and double-digit organic EPS growth, which compare conservatively to the company’s historical performance.  An increasingly focused, defensive, and high ROIC business mix, combined with a strengthened balance sheet, have simplified the investment case and should lead to a higher earnings multiple over time.

Thank you for your confidence in the FMI Large Cap Fund.

This shareholder letter is unaudited.

FMI Large Cap Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

During the fiscal year ended September 30, 2019, the FMI Large Cap Fund Investor Class (FMIHX, or the “Fund”) had a total return of 5.72%.*  The benchmark Standard & Poor’s 500 Index (“S&P 500”) returned 4.25% in the same period. Sectors that aided relative performance included Retail Trade, Health Technology and Energy Minerals. Dollar General drove the performance within the Retail Trade sector, based on the continuation of solid same store sales and the perception that the earnings stream is defensive in nature. Smith & Nephew strongly appreciated during the year because of solid earnings results and a favorable industry view. Our lack of investments in Energy Minerals also helped during the year as oil-related stocks declined.  On the negative side of sector performance, Communications, Industrial Services and Finance all detracted. The Fund’s cash level also hurt results. Within the Communications sector, CenturyLink was the sole detractor and declined significantly during the year due to disappointing sales and earnings growth.  The lines of business we thought would markedly grow only advanced modestly and products we thought would decline slowly fell more rapidly. Not seeing a likely turnaround in these results, mostly due to increased competition, moved us to sell CenturyLink. In the Industrial Services arena, Schlumberger fell substantially in the fiscal year, mirroring most oil-related stocks. Rapid consolidation in the oil service area gives us confidence that Schlumberger’s competitive position is improving.  In the Finance sector, Bank of New York declined modestly.  The company’s inability to address its growth and margin challenges was behind the decision to sell the stock.

Other stocks that helped performance included Dollar Tree, Nestlé and PepsiCo.  These stocks all benefitted from the market’s desire to own defensive companies.  UnitedHealth Group, Nutrien and Berkshire Hathaway all detracted from relative results. UnitedHealth Group suffered from political talk about government taking over the provisioning of health care services, Nutrien was a victim to lower farm incomes and extremely wet weather, and Berkshire Hathaway was hurt by poor results within a few large portfolio holdings.

Some new additions to the Fund over the past twelve months include HD Supply, Booking Holdings, Charles Schwab, PPG Industries and Northern Trust. Stocks sold during the year include CenturyLink, Oracle, Franklin Resources and Bank of New York. As of September 30, 2019, the Fund was overweight in Producer Manufacturing, Health Services and Retail Trade, and underweight in Health Technology, Utilities and Energy Minerals.

Solid performance across several defensive areas, including Consumer Non-Durables, Consumer Services and Commercial Services, characterized the S&P 500 over the past year. Sectors and stocks perceived to be deep cyclicals performed poorly on a relative basis.  So-called growth stocks were very strong in fiscal 2018 yet cooled off slightly in fiscal 2019.  Passive investment strategies continued to see heavy inflows of money, at the expense of active strategies. Many stocks appear overvalued and the S&P 500, on most valuation measures, is even more expensive than it was in the late 1990s. The growing use of “adjusted earnings,” rather than GAAP earnings, by Wall Street and corporate management gives a misleading price-to-earnings ratio.  The current bull market is over ten years old and is one of the longest on record.

The Federal Reserve reversed course and began lowering interest rates in July. The price of money remains unusually cheap by historical standards. Economic growth has weakened over the past twelve months. Trade activity has slowed in response to tariff policies and lower investment. Debt at both the corporate and government levels has grown substantially. Total government debt relative to U.S. GDP is near 100% and the deficit to GDP is approximately 4%. Corporate leverage, by some measures, is at a 50-year high. The unemployment rate remains low, but the labor force participation rate continues to be depressed. Wage rates increased during the fiscal year.  Domestic and international political risks remain elevated.

While conventional wisdom is that stocks will continue to rise because interest rates and inflation are low, we believe extraordinarily high valuations and spotty earnings are unappreciated risks. We remain cautious on the stock market’s prospects over the near term. The Fund continues to sell at a large discount to the S&P 500 on most valuation measures.

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*	The FMI Large Cap Fund Institutional Class (FMIQX) returned 5.89% for the fiscal year ended 9/30/19.

FMI Large Cap Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
(Continued)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI LARGE CAP FUND – INVESTOR CLASS AND STANDARD & POOR’S 500 INDEX(1)

AVERAGE ANNUALIZED TOTAL RETURN

					Inception
					through
	Inception Date	1-Year	5-Year	10-Year	9/30/2019
FMI Large Cap Fund – Investor Class	12/31/01	5.72%	9.43%	11.81%	9.08%
FMI Large Cap Fund – Institutional Class	10/31/16	5.89%	N/A	N/A	13.40%
Standard & Poor’s 500 Index(1)*		4.25%	10.84%	13.24%	7.67%

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

(1)
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

*	The benchmark since inception returns are calculated since inception of the Investor Class, December 31, 2001 to September 30, 2019.

An investment cannot be made directly into an index.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS
September 30, 2019

Shares		Cost	Value

COMMON STOCKS — 92.9% (a)

COMMERCIAL SERVICES SECTOR — 3.4%
	Advertising/Marketing Services — 3.4%
2,190,000	Omnicom Group Inc.	$152,205,917	$171,477,000

CONSUMER DURABLES SECTOR — 1.0%
	Tools & Hardware — 1.0%
345,000	Stanley Black & Decker Inc.	33,110,087	49,821,450

CONSUMER NON-DURABLES SECTOR — 9.8%
	Beverages: Non-Alcoholic — 3.2%
1,170,000	PepsiCo Inc.	117,186,507	160,407,000
	Food: Major Diversified — 3.4%
1,575,000	Nestlé S.A. — SP-ADR	66,118,744	170,730,000
	Household/Personal Care — 3.2%
2,700,000	Unilever PLC — SP-ADR	115,147,008	162,270,000

CONSUMER SERVICES SECTOR — 6.1%
	Broadcasting — 2.0%
1,550,000	Fox Corp. — Cl A	62,268,615	48,879,250
1,658,333	Fox Corp. — Cl B	66,706,445	52,303,823
		128,975,060	101,183,073
	Other Consumer Services — 4.1%
33,722	Booking Holdings Inc.*	59,237,769	66,183,134
3,600,000	eBay Inc.	72,481,075	140,328,000
		131,718,844	206,511,134

DISTRIBUTION SERVICES SECTOR — 2.4%
	Wholesale Distributors — 2.4%
3,030,000	HD Supply Holdings Inc.*	123,289,972	118,700,250

ELECTRONIC TECHNOLOGY SECTOR — 2.4%
	Electronic Components — 2.4%
1,275,000	TE Connectivity Ltd.	30,929,161	118,804,500

FINANCE SECTOR — 16.4%
	Investment Banks/Brokers — 1.6%
1,900,000	The Charles Schwab Corp.	70,296,344	79,477,000
	Major Banks — 4.3%
1,830,000	JPMorgan Chase & Co.	117,795,552	215,372,700
	Multi-Line Insurance — 5.2%
1,240,000	Berkshire Hathaway Inc. — Cl B*	72,463,950	257,944,800
	Property/Casualty Insurance — 3.7%
1,160,000	Chubb Ltd.	157,826,339	187,270,400
	Regional Banks — 1.6%
845,000	Northern Trust Corp.	74,045,622	78,855,400

The accompanying notes to financial statements are an integral part of this schedule.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

Shares		Cost	Value

COMMON STOCKS — 92.9% (a) (Continued)

HEALTH SERVICES SECTOR — 8.2%
	Health Industry Services — 4.1%
1,895,000	Quest Diagnostics Inc.	$189,042,835	$202,821,850
	Managed Health Care — 4.1%
940,000	UnitedHealth Group Inc.	73,666,875	204,280,800

HEALTH TECHNOLOGY SECTOR — 3.3%
	Medical Specialties — 3.3%
3,390,000	Smith & Nephew PLC — SP-ADR	125,646,394	163,160,700

INDUSTRIAL SERVICES SECTOR — 2.5%
	Oilfield Services/Equipment — 2.5%
3,610,000	Schlumberger Ltd.	153,687,691	123,353,700

PROCESS INDUSTRIES SECTOR — 4.5%
	Chemicals: Agricultural — 2.1%
2,100,000	Nutrien Ltd.	84,540,560	104,748,000
	Industrial Specialties — 2.4%
1,010,000	PPG Industries Inc.	103,156,371	119,695,100

PRODUCER MANUFACTURING SECTOR — 10.9%
	Building Products — 4.3%
5,165,000	Masco Corp.	185,816,365	215,277,200
	Industrial Conglomerates — 4.2%
1,250,000	Honeywell International Inc.	112,218,385	211,500,000
	Trucks/Construction/Farm Machinery — 2.4%
1,750,000	PACCAR Inc.	71,935,014	122,517,500

RETAIL TRADE SECTOR — 12.4%
	Apparel/Footwear Retail — 3.2%
2,825,000	The TJX Companies Inc.	96,956,729	157,465,500
	Discount Stores — 9.2%
1,560,000	Dollar General Corp.	113,357,519	247,946,400
1,830,000	Dollar Tree Inc.*	165,643,321	208,912,800
		279,000,840	456,859,200
TECHNOLOGY SERVICES SECTOR — 5.7%
	Information Technology Services — 5.7%
855,000	Accenture PLC	23,914,836	164,459,250
1,760,000	Cerner Corp.	89,744,996	119,979,200
		113,659,832	284,438,450

TRANSPORTATION SECTOR — 3.9%
	Air Freight/Couriers — 2.7%
1,790,000	Expeditors International of Washington Inc.	66,048,514	132,979,100
	Airlines — 1.2%
1,100,000	Southwest Airlines Co.	60,701,030	59,411,000
	Total common stocks	3,107,186,542	4,637,332,807

The accompanying notes to financial statements are an integral part of this schedule.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

Principal Amount		Cost	Value

SHORT-TERM INVESTMENTS — 7.0% (a)
	Bank Deposit Account — 7.0%
$349,839,754	U.S. Bank N.A., 1.91%^	$349,839,754	$349,839,754
	Total short-term investments	349,839,754	349,839,754
	Total investments — 99.9%	$3,457,026,296	4,987,172,561
	Other assets, less liabilities — 0.1% (a)		2,728,483
	TOTAL NET ASSETS — 100.0%		$4,989,901,044

*	Non-income producing security.
^	The rate shown is as of September 30, 2019.
(a)	Percentages for the various classifications relate to total net assets.
PLC	Public Limited Company
SP-ADR	Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS as a percentage of net assets
as of September 30, 2019 (Unaudited)

FMI
Common Stock
Fund

September 30, 2019

Dear Fellow Shareholders:

The FMI Common Stock Fund retreated 1.01%1 in the September quarter compared to a decline of 2.40% for the Russell 2000 Index.  Health Technology (underweight), Producer Manufacturing, and Energy Minerals (underweight) drove sector performance on the positive side this quarter. On the flipside, Electronic Technology (underweight), Commercial Services and Finance all hurt.  Stocks boosting quarterly performance included W.R. Berkley, Carlisle Companies and Valmont Industries.  Cars.com, ManpowerGroup and Phibro Animal Health detracted from performance in the period.  Two stocks were sold in the quarter: Cars.com for fundamental reasons, and Cable One due to valuation.  The Russell 2000 Value Index outperformed the Russell 2000 Growth Index in the quarter, but still lagged year-to-date and over a 5-year perspective. Value-oriented investors have been on the outside looking in for quite a while, but we are optimistic that this will change. The charm of today’s market was captured by Jim Grant, in a recent edition of Grant’s Interest Rate Observer:  “The quest for value comes instinctively to shoppers but only cyclically to investors.  The same individual who trundles home grocery bags filled with store-brand bargains may think nothing of logging on to Charles Schwab to buy shares of Netflix.”

From an investment landscape perspective, not much has changed over the past three months.  Stocks remain near the high end of historical valuation ranges.  The long list of valuation statistics compiled by The Leuthold Group, which we frequently reference, reveals that the median valuation metric returned to the most expensive decile (10), which is not surprising considering the strong market move this year.  To the right is a chart of the cap-weighted average price-to-sales ratio of the S&P 500, showing a ratio that is near the tech bubble highs of early 2000.  What seems to get little airtime is the fact that earnings growth has been flat-to-negative this year!

For most of the year, stocks perceived as safe have done well, despite very high valuations.  Deep cyclicals have underperformed, setting up a difficult investor decision: hold on to overvalued but historically defensive names, or take a chance with relatively more attractive deep cyclicals that may already be discounting a recession.  We find ourselves leaning toward the latter, but do so with some trepidation.  The pullback in the fourth quarter of last year favored traditional defensive names,

_______________
[1]	The FMI Common Stock Fund Investor Class (FMIMX) and the FMI Common Stock Fund Institutional Class (FMIUX) had a return of -1.01% and -0.97%, respectively, for the third quarter of 2019.

despite their high valuations.  At some point the valuation spread will be too wide, but of course a gnome isn’t going to magically appear to steer our Bloombergs.  It is a judgment call whose correctness will only be apparent in the fullness of time.  Mergers and acquisitions (M&A) activity continues unabated, apparently driven by a belief that low interest rates are here to stay, along with the idea that this deal is going to work out better than the prior ones!  While just a guess, we’d estimate that the typical CEO spends twice as much of their time on deals versus 25 years ago.  This would include evaluating, consummating, integrating, fixing or selling prior acquisitions. Return on invested capital (ROIC) is hardly more than a talking point for many CEOs.  Instead, “proforma adjusted EBITDA2” three years in the future, which typically depends on speculative growth assumptions, is seemingly what drives many transactions today.  We admit to some cynicism regarding today’s deal culture, but numerous academic and consultancy studies show that most acquisitions are value-destructive to the buyer.

Despite significant weakening in many Purchasing Managers Index (PMI) figures and other recession indicators, economic growth has continued at around a 2% rate (the Atlanta Fed’s GDPNow third quarter estimate is 1.9% as of September 25th).  We have been stuck in a low-growth world for nearly twelve years (U.S. real GDP growth since the end of 2007 has averaged just 1.6%), and continued tepid growth seems to be the consensus opinion for the future.  We are more optimistic about future growth, as long as people begin to realize that rate suppression, high government borrowing, and unbridled M&A are not pathways to prosperity.  Academics and economists have promulgated these policies for a very long time with the same results (low growth and dangerously levered balance sheets).  As Friedrich Hegel famously said, “The only thing we learn from history is that we learn nothing from history.”

Growth-friendly conditions, in our opinion, involve having a normal risk premium reflected in interest rates, engendering organic rather than inorganic investment, having free and fair trade, growing our population and reducing government borrowing, leaving more money for private investment.  Profit-seeking enterprises are almost always better asset allocators than governments, although in recent years corporations have been levering up to do deals and to buy back stock.  The Federal Reserve reports that corporate debt has grown by approximately $1.2 trillion in the last two years alone and now is nearly $10 trillion, which is a record high percentage of GDP (47%), according to The Wall Street Journal.  Ginning up debt to such a high level doesn’t have a great historical track record of success.  Morgan Stanley recently documented a notable drop in the price of loans within collateralized loan obligations.  While corporate credit problems remain mostly anecdotal at this point, we will be closely monitoring the situation.

Before our customary discussion of two portfolio holdings, we want to briefly review our background and philosophy as advisor to the FMI Common Stock Fund. Fiduciary Management, Inc. (FMI) is independently owned and has managed money for over 39 years in the same disciplined, fundamentally-driven and value-oriented way.  FMI operates from a single office in
_______________
[2]	Earnings before interest, taxes, depreciation and amortization.

Milwaukee, Wisconsin, away from the bustle and groupthink sometimes prevalent in big cities.  We are not a “product shop”; we have one investment team, one philosophy and one process. We do not manage any hedge funds.  We’re not like many large investment managers who constantly open new funds and strategies, and close underperforming ones. Approximately 5,300 mutual funds have been closed or merged since 2009; it certainly makes peer group statistics suspect!  Instead, we stick to our knitting, and our team invests right alongside our shareholders and clients. FMI has a focused approach to investing, with high active share. We are the antithesis of an index fund.  While not popular today, this approach has been both a winning one, and a less volatile one, over the long run.  As the small print always says, past results may not repeat but rest assured, we have not changed our stripes.

FMI’s investment philosophy can be summarized as follows:

•	We seek undervalued stocks. That typically occurs when there is a cloud over the business.

•	We make our research count by focusing on a limited number of companies for the portfolio.

•	We invest in businesses that are likely to earn above their cost of capital over the business cycle.

•	We invest in management teams who we believe will act like shareholders.

•	We are highly attuned to avoiding value traps, i.e., secularly challenged businesses.

•	We want to minimize financial risk by sticking to companies with good balance sheets.

•	We focus on the downside risk before the upside opportunity.

In addition, all of our investments have to pass a common-sense test.  Recall, last quarter we expressed astonishment with a number of so-called unicorns, including WeWork (recently changed to The We Company).  It had a valuation of $47 billion.  In three short months that value has collapsed to an estimated $10 billion and the initial public offering is currently on ice.  As we said in the June letter, the business has few barriers to entry and operates what is essentially a mismatched loan book.  Corporate governance was a disaster, although the board is now scrambling to improve it. The We Company cleverly tried to pass themselves off as a technology company and it worked for a while, but to us, it never passed the common-sense test.  Similarly, Uber and Lyft also seem to fail a common-sense test.  Their respective business models depend on drivers underestimating the true cost of operating automobiles. These companies can’t charge enough to make money and grow rapidly.  They whipped investors into a frenzy by underpricing their service to drive rapid top line growth.  Economies of scale have yet to surface, as evidenced by the escalating losses, even as the revenues grow.  Ride-sharing economics will be further damaged if regulatory bodies treat independent drivers as employees.  Perhaps as a premium service they will thrive; meanwhile, they are eating capital like crazy.  These kinds of stories play poorly when markets are risk-averse.  The common-sense litmus test applies to all our investments, as well as company strategies and acquisitions.

Today it is more important than ever to have an experienced and steady team behind your investments. Using the Dow Jones Industrial Average as a proxy, the current cycle (through September 30th) has returned approximately three times (438%) the bull market average since 1900 (145%) and has also lasted three times longer (roughly 126 months versus 42 months).  Characterizing this phase of the market cycle as long in the tooth would be an understatement.  Anecdotally, it seems many of today’s investors implicitly believe at least two things:  one, that stock market returns will continue to be much higher than underlying economic or earnings growth; and two, that investing in index funds is a risk-mitigating maneuver.  We simply don’t believe the first, since there is little historical evidence of it over long periods of time, and regarding the second, we recognize that fund flows have driven outperformance in many index products, but those who think an index fund is less risky than a carefully-constructed and risk-sensitive approach may be in for a rude awakening.

Below we discuss two portfolio holdings.

Kennedy-Wilson Holdings Inc. (KW)
(Analyst: Jordan Teschendorf)

Description

Kennedy-Wilson is an integrated real estate investment company employing 336 professionals and operating out of 16 global offices. Its core business is sourcing, acquiring, managing, and disposing of real estate properties and related investments. The company invests predominantly in multifamily and commercial properties, as well as loans backed by real estate, with a focus on the Western U.S., the UK and Ireland. At the end of June 2019, the carrying value of Kennedy-Wilson’s real estate was $5.8 billion with the portfolio generating $410 million of annual estimated net operating income (NOI) split as follows: Western U.S. (48%), UK (24%), Ireland (23%), and Italy & Spain (5%).

Good Business

•	Kennedy-Wilson has generated impressive returns from its real estate investments, realizing over a 25% gross internal rate of return on its U.S. investments since 1999.

•
Many of the company’s investment properties are located in markets with above-average employment growth rates and prospects (i.e., the Pacific Northwest) — a dynamic we expect to benefit the rental rate growth.

•
The company’s integrated acquisition, asset management, and disposal functions generate superior investment performance relative to public real estate investment trusts (REITs), evident in its multifamily same property revenue and NOI growth.

•	The assets are simple to understand and most of them generate predictable cash flow.

•	Kennedy-Wilson continues to increase its recurring revenue through the growth of third-party assets it manages, and through its ownership interest in expanding property level income.

•
The balance sheet is in good health, with $854 million of liquidity ($404 million of cash), a weighted average interest rate on debt of 3.9%, and a weighted average maturity of 5.3 years.  94% of total debt has a fixed rate, or is hedged against rising interest rates.

Valuation

•
The stock trades at a meaningful discount to our net asset value per share (NAV) estimate, a value which assigns zero value to the company’s development and re-development projects (which we believe could conservatively contribute an additional 40% in NAV through 2023).

•	The company is underfollowed by the sell-side, contributing to its undervaluation.

•	Kennedy-Wilson pays an annual dividend yielding 3.8%.

Management

•	Management and directors own nearly 15% of the company, aligning their interests with ours.

•	William McMorrow has been Chairman and Chief Executive Officer since 1988 and as of the latest proxy, owned 9.3% (13.2 million shares) of the company.

•
Mary Ricks was named President in August 2018. She served as CEO of Kennedy Wilson Europe starting in 2011, and has been an important contributor to the International investment platform. She’s been with the organization since 1990 and owns over 2.1 million shares.

Investment Thesis

Kennedy-Wilson has produced an impressive track record of investment returns across multiple geographies and investment environments, often providing liquidity when it has been scarce. In the current environment, the company has been a net seller of assets, preferring to deploy capital to internal NOI growth initiatives and opportunistic share repurchases. As a result of significant development and redevelopment projects underway, along with its strong record of investment performance and capital raising, the company should be able to capitalize on market volatility and continue to grow its recurring property NOI and services cash flow.  We feel that the downside is well-protected by the stock’s discount to NAV and the company’s strong internal growth prospects.

Trinity Industries Inc. (TRN)
(Analyst: Andy Ramer)

Description

Trinity Industries is a leading provider of rail transportation products and services in North America, servicing its customers through an integrated rail platform.  Trinity’s rail platform combines railcar leasing and management services (about 80% of 2018 economic profit) and railcar manufacturing (about 20%) to provide customers with a single source for comprehensive rail transportation solutions.

Good Business

•
Trinity has leading positions in the railcar market, which plays a key role in the economy as 25% of U.S. freight ton miles is moved via rail (essential-use equipment).  The company is the largest manufacturer (40% share) and fifth largest lessor (12% share) of railcars in North America.

•
Although railcar manufacturing is cyclical, the operations generate substantial earnings over a business cycle.  The company has also tripled the size of its high-quality portfolio of leased railcars during the past decade, which has built a base of stable, recurring revenues through long-term leases (high utilization throughout rail cycles).

•	Trinity aspires to mid-teens return on equity for the leasing business, and a similar return on capital for the manufacturing business over the railcar cycle.

•	The company is conservatively financed. The balance sheet is under-levered versus peers and the leasing business is capitalized through non-recourse debt.

Valuation

•
At the current share price, we are getting the leasing business for approximately book value, and the manufacturing business for free.  Both the public and private markets are valuing railcar leasing businesses at 1.5-2.0 times book value. Trinity’s railcar manufacturing business should generate north of $250 million in mid-cycle EBITDA.

•	At 1.5 times book value and 10 times mid-cycle EBITDA, the stock would be valued at nearly two times the current share price.

Management

•
With the recent corporate transformation (non-rail manufacturing businesses were spun-off in November 2018) and ValueAct partner Brandon Boze joining the board, the company is working to unlock significant earnings potential for the business.  After having recently bought additional shares on the open market, ValueAct is Trinity’s largest shareholder, with an ownership stake of 17.6%.

•
The company has taken advantage of the attractive valuation and aggressively repurchased stock. The share count is down in excess of 12% year over year, and Trinity is also returning capital to shareholders though an upsized dividend that currently yields 3.5%.

Investment Thesis

The market is undervaluing Trinity due to fears about the economy and because its integrated leasing and manufacturing business model is perceived to be complex; however, the company is taking steps to improve the investment community’s understanding of the business.  The combination of operational improvement potential, organic and inorganic growth opportunities for the fleet, and improving fundamentals in rail equipment demand, sets up well for both near- and long-term value creation.  Railcars have the added benefit of serving as an inflationary hedge, given their positive yield relationship to inflation.

Thank you for your confidence in the FMI Common Stock Fund.

This shareholder letter is unaudited.

FMI Common Stock Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

During the fiscal year ended September 30, 2019, the FMI Common Stock Fund Investor Class (FMIMX, or the “Fund”) had a total return of 5.28%.*  The benchmark Russell 2000 Index declined 8.89% in the same period. Sectors that aided relative performance included Producer Manufacturing, Health Technology and Commercial Services.  Driven by fundamental results being somewhat better than the market anticipated, Armstrong World Industries, Carlisle Companies and Woodward were notable positive contributors within the Producer Manufacturing sector. Our underweighting in Health Technology drove the relative performance there, while in the Commercial Services sector, Genpact appreciated strongly because of solid sales and earnings growth. On the negative side of the ledger, Technology Services, Utilities and Electronic Technology, along with an elevated Cash level pulled down performance. Allscripts and Cars.com declined markedly in the period, hurting the Technology Services sector. Utilities were strong in the period and the Fund had no exposure there, and despite good stock selection, our underweighting in Electronic Technology hurt relative performance.

Other stocks that helped performance during the fiscal year include TriMas, W.R. Berkley and FirstCash.  The good relative performance of these stocks was driven by better-than-expected earnings growth.  Owing to revised earnings targets, additional stock-specific detractors in the period include Ryder, ePlus and MSC Industrial.

Stocks sold in the period include TiVo, Allscripts, Broadridge, Cars.com, FactSet Research Systems, Anixter and Hain Celestial.  Stocks added include Donaldson, Watsco, HD Supply and Phibro Animal Health.  As of September 30, 2019, the Fund was overweight in Producer Manufacturing, Commercial Services and Process Industries, and underweight in Technology Services, Electronic Technology and Industrial Services.

The benchmark Russell 2000 struggled over the past year. In the December quarter many of the most speculative stocks declined sharply, significantly helping the Fund’s relative performance.  It was a complete reversal compared to the past few years. Still, the benchmark remains loaded with money-losing companies (over one-third) and continues to sell at a very high valuation. The Fund is well-positioned, in our opinion, to take advantage of the shortcomings of the benchmark on a relative basis. Passive investment strategies continued to see heavy inflows of money, at the expense of active strategies.

The Federal Reserve reversed course and began lowering interest rates in July. The price of money remains unusually cheap by historical standards. Economic growth has weakened over the past twelve months. Trade activity has slowed in response to tariff policies and lower investment. Debt at both the corporate and government levels has grown substantially. Total government debt relative to U.S. GDP is near 100% and the deficit to GDP is approximately 4%. Corporate leverage, by some measures, is at a 50-year high. The unemployment rate remains low, but the labor force participation rate continues to be depressed. Wage rates increased during the fiscal year.  Domestic and international political risks remain elevated.

While conventional wisdom is that stocks will continue to rise because interest rates and inflation are low, we believe extraordinarily high valuations and spotty earnings are unappreciated risks. We remain cautious on the stock market’s prospects over the near term. The Fund continues to sell at a large discount to the Russell 2000 on most valuation measures.

_______________
*	The FMI Common Stock Fund Institutional Class (FMIUX) returned 5.40% for the fiscal year ending 9/30/19.

FMI Common Stock Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
(Continued)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI COMMON STOCK FUND – INVESTOR CLASS AND THE RUSSELL 2000 INDEX(1)

AVERAGE ANNUALIZED TOTAL RETURN

					Inception
					through
	Inception Date	1-Year	5-Year	10-Year	9/30/2019
FMI Common Stock Fund –
Investor Class	12/18/81	5.28%	7.82%	10.77%	11.73%
FMI Common Stock Fund –
Institutional Class	10/31/16	5.40%	N/A	N/A	11.71%
Russell 2000 Index(1)*		-8.89%	8.19%	11.19%	10.10%

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which comprises the 3,000 largest U.S. companies based on total market capitalization.
*	The benchmark since inception returns are calculated since inception of the Investor Class, December 18, 1981 to September 30, 2019.

An investment cannot be made directly into an index.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS
September 30, 2019

Shares		Cost	Value

COMMON STOCKS — 82.6% (a)

COMMERCIAL SERVICES SECTOR — 12.4%
	Advertising/Marketing Services — 3.4%
1,535,000	Interpublic Group of Cos. Inc.	$27,569,569	$33,094,600
	Miscellaneous Commercial Services — 4.4%
1,095,000	Genpact Ltd.	18,233,342	42,431,250
	Personnel Services — 4.6%
315,000	ManpowerGroup Inc.	21,756,454	26,535,600
338,000	Robert Half International Inc.	14,348,150	18,813,080
		36,104,604	45,348,680

CONSUMER SERVICES SECTOR — 4.4%
	Other Consumer Services — 4.4%
65,000	Graham Holdings Co.	30,731,969	43,124,250

DISTRIBUTION SERVICES SECTOR — 8.9%
	Electronics Distributors — 4.4%
305,000	Arrow Electronics Inc.*	10,452,428	22,746,900
270,000	ePlus Inc.*	14,689,759	20,544,300
		25,142,187	43,291,200
	Wholesale Distributors — 4.5%
741,000	HD Supply Holdings Inc.*	30,591,761	29,028,675
210,000	MSC Industrial Direct Co. Inc.	14,743,335	15,231,300
		45,335,096	44,259,975

ELECTRONIC TECHNOLOGY SECTOR — 2.4%
	Telecommunications Equipment — 2.4%
310,000	ViaSat Inc.*	21,573,634	23,349,200

FINANCE SECTOR — 22.4%
	Finance/Rental/Leasing — 5.2%
287,000	FirstCash Inc.	8,834,047	26,309,290
480,000	Ryder System Inc.	22,450,484	24,849,600
		31,284,531	51,158,890
	Multi-Line Insurance — 2.0%
275,000	Argo Group International Holdings Ltd.	14,425,218	19,316,000
	Property/Casualty Insurance — 6.8%
382,000	W.R. Berkley Corp.	6,214,850	27,591,860
36,000	White Mountains Insurance Group Ltd.	32,246,093	38,880,000
		38,460,943	66,471,860
	Real Estate Development — 5.7%
217,000	The Howard Hughes Corp.*	26,622,730	28,123,200
1,250,000	Kennedy-Wilson Holdings Inc.	25,702,701	27,400,000
		52,325,431	55,523,200
	Regional Banks — 2.7%
595,000	Zions Bancorporation	21,137,353	26,489,400

The accompanying notes to financial statements are an integral part of this schedule.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

Shares		Cost	Value

COMMON STOCKS — 82.6% (a) (Continued)

HEALTH TECHNOLOGY SECTOR — 0.4%
	Pharmaceuticals: Major — 0.4%
180,000	Phibro Animal Health Corp.	$5,271,616	$3,839,400

PROCESS INDUSTRIES SECTOR — 6.2%
	Containers/Packaging — 4.7%
405,000	Avery Dennison Corp.	25,623,308	45,995,850
	Industrial Specialties — 1.5%
288,000	Donaldson Co. Inc.	13,340,208	14,999,040

PRODUCER MANUFACTURING SECTOR — 23.4%
	Auto Parts: OEM — 2.5%
183,000	WABCO Holdings Inc.*	23,046,456	24,476,250
	Building Products — 3.5%
200,000	Armstrong World Industries Inc.	8,259,202	19,340,000
85,000	Watsco Inc.	12,066,967	14,380,300
		20,326,169	33,720,300
	Industrial Machinery — 4.5%
228,000	EnPro Industries Inc.	16,552,585	15,652,200
265,000	Woodward Inc.	10,808,862	28,574,950
		27,361,447	44,227,150
	Metal Fabrication — 2.1%
147,000	Valmont Industries Inc.	20,685,525	20,350,680
	Miscellaneous Manufacturing — 8.6%
365,000	Carlisle Cos. Inc.	29,006,057	53,122,100
1,010,000	TriMas Corp.*	23,466,478	30,956,500
		52,472,535	84,078,600
	Trucks/Construction/Farm Machinery — 2.2%
1,085,000	Trinity Industries Inc.	21,332,059	21,352,800

RETAIL TRADE SECTOR — 2.1%
	Specialty Stores — 2.1%
440,000	Penske Automotive Group Inc.	15,383,750	20,803,200
	Total common stocks	587,166,950	807,701,775

The accompanying notes to financial statements are an integral part of this schedule.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

Principal Amount		Cost	Value

SHORT-TERM INVESTMENTS — 17.4% (a)
	Bank Deposit Account — 7.2%
$69,816,891	U.S. Bank N.A., 1.91%^	$69,816,891	$69,816,891

	U.S. Treasury Securities — 10.2%
25,000,000	U.S. Treasury Bills, 1.718%, due 10/24/19^	24,967,576	24,971,370
25,000,000	U.S. Treasury Bills, 1.741%, due 11/14/19^	24,941,792	24,945,603
25,000,000	U.S. Treasury Bills, 1.704%, due 12/19/19^	24,897,739	24,905,351
25,000,000	U.S. Treasury Bills, 1.778%, due 01/23/20^	24,854,333	24,858,015
	Total U.S. treasury securities	99,661,440	99,680,339
	Total short-term investments	169,478,331	169,497,230
	Total investments — 100.0%	$756,645,281	977,199,005
	Other assets, less liabilities — 0.0% (a)		297,351
	TOTAL NET ASSETS — 100.0%		$977,496,356

*	Non-income producing security.
^	The rate shown is as of September 30, 2019.
(a)	Percentages for the various classifications relate to total net assets.

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS as a percentage of net assets
as of September 30, 2019 (Unaudited)

FMI
International
Fund

September 30, 2019

Dear Fellow Shareholders:

In the face of deteriorating economic and business fundamentals, international stock markets continued to advance in the third quarter (in local currencies), thanks to yet another round of support from global central banks. The FMI International Fund (“Fund”) gained 0.03%1 in the period, compared with the MSCI EAFE Index’s return of 1.75% in local currency and a decline of 1.07% in U.S. Dollars (USD). The Technology Services, Distribution Services and Finance sectors aided the Fund’s relative performance, while Producer Manufacturing, Industrial Services, and Consumer Non-Durables weighed on the results. The top individual contributors were Smith & Nephew, B&M European Value Retail and Chubb Ltd., as Jardine Strategic, Schlumberger and Fairfax Financial Holdings underperformed. Growth continued to outperform value in the quarter, adding to the challenging backdrop.

Dark & Stormy

There are no shortages of geopolitical risks in today’s macro environment, with the U.S. & China and Japan & Korea engulfed in escalating trade wars, extreme unrest and protests in Hong Kong, lingering Brexit uncertainty, and a drone bombing of Saudi Arabia’s oil interests, to name a few. As a result, economic growth continues to decelerate, with the Organisation for Economic Co-operation and Development (OECD) cutting its September forecast for global GDP growth to 2.9% in 2019 (from a 3.2% estimate in May) and 3.0% in 2020 (from 3.4%), the weakest annual growth since the 2009 financial crisis. GDP has now been revised downward in almost all G20 economies, as trade growth has collapsed, industrial production is falling, investment and productivity are weak, and employment growth has slowed. According to the OECD, “The global outlook continues to darken” as “trade and political tensions fuel risks of persistent low growth.”2

In the second quarter, economic growth in Europe’s two biggest economies, Germany and the United Kingdom (UK), each turned negative and may be on the verge of a recession. China is feeling the pain of the trade war as its growth fell to 6.2%, the slowest pace since 1992. Not surprisingly, China’s “official” government statistics are being questioned, with The Wall Street Journal reporting, “Some economists who dissected China’s GDP numbers say more accurate figures could be up to 3 percentage points lower, based on their analysis of corporate profits, tax revenue, rail freight, property sales and other measures of activity that they believe are harder for the government to fudge […] government efforts to keep the economy from cratering, such as infrastructure spending, lending and other stimulus, can obscure areas of weakness or smooth headline growth numbers.”3  At the same time, U.S. growth is also losing momentum, with a new forecast of 2.0% in 2020, down from 2.9% in 2018. Japan is expected to fall to 0.6% from 0.8%.4

_______________
[1]	The FMI International Fund Investor Class (FMIJX) and the FMI International Fund Institutional Class (FMIYX) had a return of 0.03% and 0.06%, respectively, for the third quarter of 2019.
[2]	Laurence Boone, OECD Chief Economist. “OECD Interim Economic Outlook. Warning: low growth ahead.” Presentation slide deck and press release. September 19, 2019.
[3]	Mike Bird and Lucy Craymer. “China Says Growth Is Fine. Private Data Show a Sharper Slowdown.” The Wall Street Journal. September 8, 2019.
[4]	Boone (n 2)

In response to an increasingly fragile and uncertain economic outlook, world central bankers are resorting to the same old playbook. Through early September, global central banks had delivered 32 interest rate cuts in 2019, according to data from the Bank of International Settlements (BIS). Additionally, Bloomberg reports that, “Over the next 12 months, interest-rate swap markets have priced in around 58 more rate cuts, assuming central banks maintain their current trajectories in easing.”5  Notably, the European Central Bank (ECB) is back in the money-printing business, cutting interest rates further into negative territory and restarting its €2.6 trillion Quantitative Easing (QE) program with €20 billion per month of bond purchases.6  While markets regard easy money as a bullish signal, we view it far more skeptically – as a sign of desperation.

The recent flurry of central bank activity has led to a massive spike in negative-yielding bonds, reaching a record $17 trillion in late August, an astounding 30% of global investment-grade bonds.7  Negative yields hit several eye-opening new milestones, including 10-year mortgages in Denmark8  (you get paid to buy a house!), “high-yield” junk bonds in Europe,9 and 30-year German government debt.10  We continue to believe that owning risk-bearing assets at a guaranteed loss defies logic and does not pass the common-sense test. As mentioned last quarter, manipulating interest rates is a dangerous game with significant long-term ramifications. These experimental policies are ill-advised and will likely do more harm than good. At some point investors will lose faith in the all-encompassing power of central banks, realizing that these institutions can’t solve the world’s problems with the swipe of a pen. When that day comes, financial markets will come under pressure.

Fundamental Disconnect

Given the precarious economic landscape, we would not have been surprised to see equity markets decline in 2019, yet the opposite has transpired, as a seemingly never-ending flow of monetary and fiscal stimulus has rejuvenated investor euphoria. Year-to-date, the Stoxx600 and Topix indexes, proxies for Europe and Japan, have gained a robust 20.32% and 8.66%, respectively. Meanwhile, earnings growth has come to a screeching halt, declining by 1% and 9%, respectively, in the second quarter (see charts below).11  Clearly there is a growing disconnect between stock prices and the unraveling of business fundamentals.

_______________
[5]	Stephen Spratt. “After 32 Rate Cuts in 2019, Traders Say Many More Are Coming.” Bloomberg. September 5, 2019.
[6]	Martin Arnold. “Over to you, Draghi tells eurozone.” Financial Times. September 12, 2019.
[7]	John Ainger. “The Unstoppable Surge in Negative Yields Reaches $17 Trillion.” Bloomberg. August 30, 2019.
[8]	Oliver Telling. “Negative Mortgages Set Another Milestone in No-Rate World.” Bloomberg. August 18, 2019.
[9]	Paul J. Davies. “Oxymoron Alert: Some ‘High Yield’ Bonds Go Negative.” The Wall Street Journal. July 14, 2019.
[10]	Dhara Ranasinghe, Michelle Martin. “Germany sells new 30-year bond with negative yield, a first.” Reuters. August 21, 2019.
[11]	Mislav Matejka, Prabhav Bhadani, and Nitya Saldanha. “Equity Strategy: Q2 Earnings Season Tracker.” J.P. Morgan Cazenove. August 9, 2019.

As we have highlighted in prior letters, equity valuations are elevated by historical standards. To justify today’s lofty valuations, investors must believe that ultra-low interest rates are here to stay. With hundreds of years of financial market history on our side, we take the other side of that bet. Excessive money printing should eventually lead to inflation. We have already seen it on the asset side (i.e., stocks, bonds, real estate, art, and private equity), and it is likely just a matter of time before it makes its way to the consumer. We view the current environment as the exception, not the rule. In the long run, we expect to see a reversion to the mean, not only for interest rates and asset valuations, but for value versus growth.

Over the past decade, equity markets have been driven by growth and momentum stocks. The MSCI EAFE Growth Index has outpaced the Value Index by ~10% this year alone, and by ~50% cumulatively over the past ten years. As market participants are willing to ascribe higher and higher prices to their beloved growth stocks, the valuation premium for growth versus value has ballooned. Compared with a 10-year average premium on a price-to-earnings (P/E) basis of ~42%, today investors are paying an ~80% premium for growth stocks, per the Bloomberg chart below. In the fullness of time, we have great confidence that value will outperform (as it has done historically), because human nature never changes. Fear and greed will forever hinder investor objectivity.

Given the macro concerns, the valuation spread between defensive and cyclical stocks has also become extended. Unfortunately, perceived “safety” stocks come with a high price tag today. As cyclical and deeper-value stocks have continued to underperform, we’ve looked to take advantage. In the quarter we trimmed several of our stalwart defensive holdings such as Nestlé, Compass Group, and Smith & Nephew, rotating equity exposure into out-of-favor stories such as Amorepacific, Schlumberger, and B&M European Value Retail, which trade at meaningfully lower valuations. More of the same is likely to follow.

A Lonely Road

As we wrote in our March 2018 shareholder letter, “Being contrarian can be defined as ‘opposing or rejecting popular opinion; going against current practice.’ In other words, zigging when everyone else is zagging. In equity investing, in order to beat the market (or your peers), you have to do something different from the market.” With a relatively concentrated portfolio of 25-40 companies, we expect that we will typically look quite a bit different than our peers and benchmarks. While we strive to have industry and geographic diversification, we do not have predefined weightings, and let the bottom-up stock-picking and opportunity set dictate the direction of the portfolio. The portfolio may look very different today than it will in five or ten years, depending on where we are finding value at a given point in time.

Today, one of our biggest country overweights is the UK, where a Brexit cloud has enabled us to invest in a collection of world-class businesses at discount valuations. Except for Whitbread and B&M, which are domestically-focused, the rest of our UK holdings are multinational companies with a vast majority of their revenue outside the UK. Ultimately, we think Brexit will be a long-term positive for the UK, even if there is near-term pain, as the British will finally rid themselves of the shackles and dysfunction of the European Union (EU). However, if Brexit gets squashed and the UK remains in the EU (exactly what Europe wants), we would expect to see the stock market react favorably, as investors are likely to cheer the status quo.

As value investors who often go against the grain, we were encouraged to see the UK listed as the world’s “least favoured region” to invest in, per the September Global Fund Manager Survey by Bank of America Merrill Lynch. We view this as a positive contrarian indicator. With the UK stock market underperforming in recent years, investors have been vacating in droves and are now 30% underweight, per the chart below.12  As many investors have indiscriminately sold out of their UK-traded stocks, we’ve been there to pick up the pieces.

Japan, on the other hand, is our biggest country underweight. Over the years, we have sold several of our Japanese holdings as they reached full valuations (Shimano, Shin-Etsu Chemical, SMC Corp., and Makita Corp.). Finding replacements has been challenging. In addition to Japan’s structural headwinds (excessive government debt, unsustainably-low interest rates, an aging and shrinking population, and relatively weak growth prospects), historically we have found that many Japanese companies have subpar corporate governance, and do not run their businesses in the best interest of shareholders, often lagging in areas of profitability and capital efficiency. Fortunately, we are slowly starting to see some improvements on this front.

After being elected in 2012, Japanese Prime Minister Shinzo Abe has been on a mission to improve the country’s economic malaise, coming up with a three-pronged approach (known as the “three arrows”) comprised of:  1) monetary easing, 2) fiscal stimulus, and 3) structural reforms. Putting the first two arrows aside for the time being, Abe’s structural reforms are aimed at enhancing and encouraging private investment, including the introduction of corporate governance and stewardship codes. These codes address several important topics, including improved disclosure and transparency, board of directors’ independence and diversification, the unwinding of cross-shareholdings, setting clear performance metrics with an emphasis on a return on equity (ROE), increased spending and investment, and engaging in a constructive dialogue with shareholders.

While there is still a long way to go, we have started to see some early signs of progress. Japanese boards are becoming more independent: Between 2014 and 2019, the number of companies on the Tokyo Stock Exchange with at least two independent directors rose from 21.5% to 93.4%.13  Cross-shareholdings are slowly being reduced, down 12% over the past five years.14  ROE has improved, up from 8.1% in 2013 to 9.8% in 2018, in conjunction with an improvement in net profit margins from 4.4% to 6.1%15.  Japanese companies have doubled their shareholder
_______________
[12]	Michael Hartnett, Jared Woodard, and Tommy Ricketts. “Global Fund Manager Survey.” Bank of America Merrill Lynch. September 17, 2019.
[13]	https://www.jpx.co.jp/english/listing/others/ind-executive/index.html
[14]	Tatsuhisa Shirakabe. “Corporate Japan sheds more cross-shareholdings.” Nikkei Asian Review. September 5, 2019.
[15]	Factset data.

returns (including dividends and share buybacks) over the past five years,16 setting a record for share buybacks in 2018.17  Activist campaigns are on the rise, with new engagements reaching an all-time high in 2018, and some of the more successful campaigns (e.g., Olympus) garnering significant investor attention.18  Engagement appears to be improving, as companies are building out their investor relations efforts. In summary, while it may be years before Japan fully adopts best practices on corporate governance and shareholder-friendly management, they appear to be moving in the right direction, which is encouraging. If they remain committed to this reform agenda, our investable universe in Japan will meaningfully expand.

For a recent example of where we have found value in Japan, please see the Sony Corp. investment case below. A description of Whitbread, a long-term UK-based holding, follows. Both illustrate our value-oriented process, where we seek to invest in quality businesses trading at a discount to intrinsic value.

Sony Corp. (6758 JP)
(Analyst: Dan Sievers)

Description

Sony Corp., founded in 1946, is a multinational “creative entertainment” conglomerate headquartered in Minato, Tokyo. For fiscal year 2018 (ended 3/31/19), Sony’s segments included Games & Network Services (G&NS; 26% of sales, and 36% of operating profit), Music (9%, and 15%), Pictures (11%, and 6%), Electronics Products & Solutions (EP&S; 26%, and 9%), Semiconductors, or Imaging & Sensing Solutions (I&SS; 10%, and 17%), Financial Services (14%, and 19%), and All Other (4%, and -2%). The Financial Services division is Sony’s 65% ownership of Sony Financial Holdings (SFH:  8729 JP). Sales to external customers in fiscal year 2018 were 30% Japan, 23% U.S., 21% Europe, 11% Asia-Pacific, 9% China, and 6% Other.

Good Business

•
Sony owns attractive leading global businesses that include the #1 video game company by revenue, #2 in recorded music (and #1 in music publishing), a top 5 film and television studio (including Sony, Columbia, TriStar, etc.), and Sony is the #1 producer of complementary metal-oxide-semiconductor (CMOS) image sensors.

•
Sony’s G&NS division is much more than Sony PlayStation (PS) hardware (PS5 is expected before December 2020). Around 15-20% of top-rated PS4 games (and a higher percentage of bestselling games) are from Sony’s first party studios or are otherwise exclusive to PlayStation. Like Microsoft’s Xbox or the Apple App Store, PlayStation charges a platform fee on all third party game sales and smaller in-game purchases. Further, the number of PS Plus subscribers ($60 per year in the U.S.) has grown to 36 million. PS Plus service is required for online multi-player gaming and comes with other benefits like online storage and free games and should generally ease (and encourage) transition to PS5.

•
Sony is a strong #2 (to Vivendi’s Universal Music Group) in a global recorded music industry that has returned to sustainable growth, largely due to subscription streaming music services, such as Spotify, Apple Music, and others. Similarly, portions of Sony Pictures new and library content are in strong demand from subscription video on-demand services globally.

_______________
[16]	Nikkei staff writers. “Japan’s listed companies double shareholder returns over 5 years.” Nikkei Asian Review. January 17, 2019.
[17]	Suryatapa Bhattacharya and Kosaku Narioka. “Once a Miser, Japan Inc. Is Opening Its Wallet to Buy Back Shares.” The Wall Street Journal. July 10, 2019.
[18]	Thomas Franck. “Once shunned, activist investors are now seeing a ‘wave of change’ in Japan.” www.cnbc.com. June 9, 2019.

•
Sony’s Semiconductor division is the technology leader in CMOS image sensors, where Sony has >50% market share (almost two times the share of #2 Samsung Electronics). This market benefits from the proliferation of image sensors and cameras on smartphones, automobiles, industrial robots, virtual reality devices, etc.  Improvement here does not require constant migration of expensive leading-edge equipment, as image sensors are hybrids between analog and digital semiconductors.

•	As of 6/30/2019, Sony (excluding SFH) had net cash of over ¥153 billion ($1.4 billion), and equity investments (M3, Olympus and Spotify) worth more than ¥800 billion ($7.4 billion).

Valuation

•
Using lower-than-global-peer multiples for G&NS, Music, Pictures, Semiconductors, and other Electronics, we arrive at a sum-of-the-parts value above ¥8,500 (>32% upside), including a 10% conglomerate discount.

•
Sony’s valuation remains undemanding at 14.5 times P/E and 6.6 times EV/EBITDA[19]  (excluding SFH) on fiscal year 2019 estimates. Any positive contribution from portfolio streamlining actions or from share repurchases could provide upside to future earnings estimates and/or reduce the conglomerate discount.

Management

•
Since Kenichiro Yoshida (age 59), who has been with Sony for 36 years, became Chief Financial Officer in 2014 and Chief Executive Officer in 2018, a number of actions have been taken to improve capital efficiency, to include exiting PCs in 2014 and batteries and camera modules in 2016; the recent sale of their equity stake in Olympus (7733 JP); and two share repurchases totaling ¥300 billion, or $2.8 billion in 2019.

•	At Sony’s May 2019 Investor Relations Day, they introduced a fiscal year 2025 return on invested capital target of 20%-25% for the Semiconductor segment.

•
In Sony’s August 2019 Corporate Report, the CFO wrote, “We have adopted return on invested capital (ROIC)-based management and now emphasize mid-term cash flow rather than short-term income on our P&L [profit and loss] statement.”

Investment Thesis

Sony’s shares have performed well over the past five years, as group ROE has increased significantly, but shares are trading at forward multiples of earnings (fiscal years 1 and 2) that are closer to one standard deviation below 5-year averages. There are still a number of investor concerns, including ongoing losses in smartphone production (a business line in restructuring mode), but the most acute primary concern is that Sony is very late in the PS4 console cycle, while cloud-centric entrants like Google Stadia are preparing to launch.  Investors may be anchoring on prior console cycles, but the PlayStation platform now has millions of subscribers to PS Plus, which provides full game downloads and simple in-game purchases that facilitate personal gaming libraries and accounts worth migrating from PS4 to PS5. This concern may also be causing investors to overlook strengths in Sony’s other leading segments. We think Sony’s PlayStation is well-positioned for future strength, but even if the console cycle transition produces turbulence, Sony’s other leading businesses and strong balance sheet provide investors with plenty of ways to win over a multi-year investment horizon, with a potential secondary source of future upside through improved capital efficiency and further reduction of their complexity.
 _______________
[19]	Enterprise value-to-earnings before interest, taxes, depreciation and amortization.

Whitbread PLC (WTB LN)
(Analyst: Jordan Teschendorf)

Description

Whitbread is the largest hospitality group in the UK, with approximately 800 hotels (~76,000 rooms; over 90% of estimated proforma EBIT20) and over 700 restaurants (under 10% of estimated proforma EBIT), approximately 98% of which are co-located with a Premier Inn.  Premier Inn has a growing pipeline of rooms in the UK (~13,000) and an increasing presence in the German market (~40 hotels with ~7,300 rooms), where Whitbread is early in its efforts to replicate its successful UK model. Prior to its recent sale to The Coca-Cola Company for £3.9 billion, the Costa Coffee franchise was also a part of Whitbread. At the time of the sale in January 2019, Costa was the second largest global coffee chain comprised of over 3,800 global equity and franchised coffee shops, 8,000 express kiosks, and various wholesale businesses.

Good Business

•
Whitbread has successfully exited non-core businesses over the last ten years, and has focused on organic growth, driving improved margins and returns on capital. The business is now very easy to understand.

•	The company is the UK market leader in the economy hotel business with a very strong and trusted brand.

•
Premier Inn drives a high (97%) and growing proportion of its bookings directly (PremierInn.com, Premier Inn mobile app, etc.), which allows it to sell its inventory of rooms with very low distribution costs, invest at higher rates than competitors, and maintain a superior product at its low price points. The company has grown its UK market share from 6% in 2010 to 9% in 2016, and targets a 2020 estimate of 11%.

•	The company’s lease-adjusted ROIC was 10% in fiscal year 2019. Returns have averaged 10-11% over the last 3, 5, and 10-year periods, respectively, well in excess of the company’s cost of capital.

•
Whitbread has historically been a conservatively-financed enterprise and we expect this to continue for the foreseeable future. Following the sale of Costa, the company’s balance sheet carried over £2.5 billion in net cash, £2.0 billion of which was returned to shareholders via a tender offering earlier this year.

Valuation

•
Despite a 24% move off its local low in November 2017, the stock remains 20% down from its high in spring 2015, significantly underperforming the FTSE All-Share Index since that time. Sales and profits from the continuing businesses have each grown over 25% since fiscal 2015.

•
After adjusting for excess cash on its balance sheet, the company’s 12-month forward EV/EBITDA multiple is approximately 9.5 times, a discount to its long-term historical valuation multiple, and a 30% discount to the average of U.S. hotel group peers.

•
Whitbread owns the majority of its hotels freehold (63%), which confers operational, site access, and quality control benefits. A third-party valuation range of £4.9-5.8 billion was shared by the company at its February 2019 investor day based on estimated individual sale and leaseback transaction values. While we don’t expect a wholesale shift to an asset-light model, the property has tangible value, nonetheless, equal to an estimated 70-85% of the group’s adjusted enterprise value.

_______________
[20]	Earnings before interest and taxes.

Management

•
Alison Brittain joined Whitbread as CEO Designate in September 2015 before taking over as Chief Executive Officer in December 2015. She previously served as Director of Retail at Lloyds Banking Group (2011–2015). Positive contributions thus far can be seen across long-term strategy (Costa & Germany), cost control (£250 million savings, upsized), and investment (system upgrades).

•	Nicholas Cadbury has been Group Finance Director since 2012, previously serving as CFO of Premier Farnell Plc.

•
The management team prioritizes returns on capital when considering growth, and this measure is linked to the long-term incentive plan. The sale of Costa for a premium valuation (16.4 times EBITDA) and ongoing delivery of cost savings within the business reflect very positively on this management team.

Investment Thesis

Premier Inn has proven to be a relatively resilient business capable of growing organically and taking market share in many economic environments. After a period of impressive fundamental growth, Whitbread’s shares have come under pressure as investors are cautious on the UK hotel cycle and general sentiment of the UK consumer, particularly in the context of Brexit uncertainty.  This uncertainty, and a significant slowdown in growth, provided us with the opportunity to invest in a high-quality, well-managed, and conservatively-financed company at a relatively attractive valuation.  We expect that Whitbread will continue investing in and growing its business through this period of uncertainty, emerging on the other side as a stronger company. Fundamentally, over the long term, we believe Whitbread has solid growth prospects and should be able to generate sustainable double-digit returns on its invested capital.

Thank you for your support of the FMI International Fund.

This shareholder letter is unaudited.

FMI International Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

During the fiscal year ended September 30, 2019, the FMI International Fund Investor Class (FMIJX, or the “Fund”) had a total return of 1.27%.*  Over the same period, the MSCI EAFE Index (the “Index”) appreciated 1.56% in local currency and declined 1.34% in U.S. Dollars (USD).

The Fund’s relative performance was aided by the Electronic Technology, Technology Services, and Finance sectors. Not having exposure to Energy Minerals also helped, as it was among the weakest performing sectors in the Index. Safran led the performance in the Electronic Technology sector, benefitting from strong aerospace aftermarket growth, a seamless LEAP engine ramp and successful (thus far) integration of Zodiac Aerospace, driving strong revenue and earnings growth. In Technology Services, Accenture performed well, growing at more than double the IT services market while expanding margins, driven by their leading positions in digital services. Chubb drove the performance in the Finance Sector, benefitting from an improved property & casualty insurance pricing environment, leading to book value growth and a rerating of its price-to-book multiple.

In terms of detractors, the Industrial Services, Consumer Non-Durables, and Retail Trade sectors all weighed on the Fund’s relative performance. In Industrial Services, Schlumberger was pressured by the decline and volatility of energy prices, which has resulted in decelerating activity in North America and a slow ramp-up in activity internationally. Amorepacific Corp. negatively impacted Consumer Non-Durables, as they struggle to return their cosmetics business in China to growth, and reinvest in the business through improved distribution, marketing and luxury brand exposure. Retail Trade was impacted by CK Hutchison Holdings, where currency depreciation, Brexit concerns, and Hong Kong unrest negatively impacted sentiment, despite the defensive and resilient cash flow profile of the business.

Additional stocks that performed well included Compass Group, Electrolux and Merlin Entertainments, while Grupo Televisa, Isuzu Motors, and Jardine Strategic detracted. An underweight exposure to Japan and stock selection in the United Kingdom were both beneficial, while an overweight exposure to South Korea hurt. Our passive approach to currency hedging helped portfolio performance, as the USD strengthened over the fiscal year.

New additions to the Fund over the past twelve months include Sony Corp., Booking Holdings, and B&M European Value Retail. Dufry and Travis Perkins were sold during the fiscal year. We upgraded the quality of our UK retail and European travel exposure by swapping out of Travis Perkins and Dufry, for B&M European Value Retail and Booking Holdings, respectively. In both cases we traded up for better businesses with more favorable long-term growth prospects and secular outlooks.  A number of additional holdings were either boosted or trimmed in the period. As of September 30, 2019, the Fund was overweight in Consumer Services, Electronic Technology, and Commercial Services, and underweight in Finance, Health Technology, and Energy Minerals sectors. The Fund is overweight in the United Kingdom, Canada and South Korea, and underweight in France and Japan.

The fiscal year got off to a rough start, with global stock markets declining significantly in the December 2018 quarter. Equities came under intense pressure as economic growth weakened, political and geopolitical tensions escalated, and monetary policy tightened. Given the high-quality nature and defensive characteristics of the portfolio, the Fund (-9.08%)** outperformed the Index (-12.20% in local currency and -12.54% in USD) in the fiscal year’s first quarter; however, markets rebounded sharply in the March quarter, as central banks performed a U-turn on raising interest rates. Equities continued to march upward in the June and September quarters (in local currencies).  With deteriorating economic and business fundamentals, to the markets’ delight, easy money sprang back into action, with central banks delivering 32 interest rate cuts globally through nine months of 2019. At the same time, earnings growth slowed, turning negative in Europe and Japan in the third fiscal quarter, creating a disconnect between stock market appreciation and earnings growth. As has been the case for the past decade, growth stocks continued to outperform value stocks, with the MSCI EAFE Value Index falling by 4.92% while the MSCI EAFE Growth Index gained 2.21% for the trailing 12 months. The valuation premium (using price-to-earnings) for the MSCI EAFE Growth versus MSCI EAFE Value reached a 10-year

_______________
*	The FMI International Fund Institutional Class (FMIYX) had a total return of 1.42% for the fiscal year ended 9/30/19.
**	FMIYX return was -9.03% in Q4 2018.

FMI International Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
(Continued)

high, nearly double the long-term average. Meanwhile, today’s macro environment features growing geopolitical risks, with the U.S. & China and Japan & Korea engulfed in escalating trade wars, extreme unrest and protests in Hong Kong, lingering Brexit uncertainty, and a drone bombing of Saudi Arabia’s oil interests, to name a few. Stock valuations remain elevated, so we will continue to proceed with caution with a focus on downside protection. We strive to own durable, high-quality businesses, run by strong management teams and trading at a discount to intrinsic value. The Fund trades at a discount to the MSCI EAFE on most valuation measures and is well-positioned to withstand tough times.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI INTERNATIONAL FUND – INVESTOR CLASS AND MSCI EAFE(1)

AVERAGE ANNUALIZED TOTAL RETURN

					Inception
					through
	Inception Date	1-Year	5-Year	10-Year	9/30/2019
FMI International Fund – Investor Class	12/31/10	1.27%	5.85%	N/A	8.25%
FMI International Fund – Institutional Class	10/31/16	1.42%	N/A	N/A	6.27%
MSCI EAFE Net (LOC)(1)*		1.56%	6.02%	7.04%	7.11%
MSCI EAFE Net (USD)(1)*		-1.34%	3.27%	4.90%	4.47%

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

FMI International Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
(Continued)

(1)
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The MSCI EAFE Index is unmanaged and investors cannot invest directly in the Index.  Index results are inclusive of dividends and net of foreign withholding taxes.  The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses.

The MSCI EAFE Index is calculated in local currency (LOC) as well as in U.S. dollars (USD).  The concept of a LOC calculation excludes the impact of currency fluctuations.  All currencies of listing are considered in the Index calculation in LOC where current prices (t) and previous day prices (t-1) are converted into USD using the same exchange rate (exchange rate t-1) in the numerator and denominator.  As a consequence, the FX factor drops out of the equation.  The USD calculation includes exchange rates at t and t-1.  Therefore, the LOC calculation only represents the price appreciation or depreciation of the securities, whereas the USD  calculation also accounts for the performance of the currency (or currencies) relative to the USD.  MSCI EAFE is a service mark of MSCI Barra.

*	The benchmark since inception returns are calculated since inception of the Investor Class, December 31, 2010 to September 30, 2019.

An investment cannot be made directly into an index.

FMI International Fund
SCHEDULE OF INVESTMENTS
September 30, 2019

Shares		Cost	Value

LONG-TERM INVESTMENTS — 87.1% (a)
COMMON STOCKS — 79.4% (a)

COMMERCIAL SERVICES SECTOR — 10.5%
	Advertising/Marketing Services — 2.4%
14,200,000	WPP PLC (Jersey) (b)	$250,147,940	$177,802,469
	Miscellaneous Commercial Services — 5.6%
3,600,000	Bureau Veritas S.A. (France) (b)	90,760,710	86,651,435
2,700,000	DKSH Holding AG (Switzerland) (b)	165,274,941	134,776,991
2,025,000	Secom Co. Ltd. (Japan) (b)	138,335,351	185,299,464
		394,371,002	406,727,890
	Personnel Services — 2.5%
3,350,000	Adecco Group AG (Switzerland) (b)	202,322,561	185,381,663

COMMUNICATIONS SECTOR — 1.9%
	Wireless Telecommunications — 1.9%
2,793,500	Millicom International
	Cellular S.A. (Luxembourg)	147,461,617	135,959,645

CONSUMER DURABLES SECTOR — 5.9%
	Electronics/Appliances — 4.2%
6,570,000	Electrolux AB — Series B (Sweden) (b)	166,088,889	155,644,989
2,500,000	Sony Corp. (Japan) (b)	137,443,625	147,770,414
		303,532,514	303,415,403
	Motor Vehicles — 1.7%
11,580,000	Isuzu Motors Ltd. (Japan) (b)	135,437,057	128,276,288

CONSUMER NON-DURABLES SECTOR — 7.8%
	Food: Major Diversified — 2.3%
1,550,000	Nestlé S.A. (Switzerland) (b)	114,450,161	168,104,539
	Household/Personal Care — 5.5%
2,320,000	Henkel AG & Co. KGaA (Germany) (b)	235,295,387	212,387,254
3,165,000	Unilever PLC (Britain) (b)	138,150,431	190,221,734
		373,445,818	402,608,988

CONSUMER SERVICES SECTOR — 13.1%
	Broadcasting — 1.4%
10,200,000	Grupo Televisa S.A.B. — SP-ADR (Mexico)	150,017,827	99,756,000
	Cable/Satellite TV — 0.9%
3,410,000	Shaw Communications Inc. (Canada)	65,146,896	66,998,000
	Movies/Entertainment — 4.4%
37,700,000	Merlin Entertainments PLC (Britain) (b)	183,530,786	209,769,112
4,000,000	Vivendi S.A. (France) (b)	74,138,643	109,451,417
		257,669,429	319,220,529
	Other Consumer Services — 1.3%
48,648	Booking Holdings Inc. (United States)*	85,473,571	95,477,051

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

Shares		Cost	Value

LONG-TERM INVESTMENTS — 87.1% (a) (Continued)
COMMON STOCKS — 79.4% (a) (Continued)

CONSUMER SERVICES SECTOR — 13.1% (Continued)
	Restaurants — 5.1%
5,670,000	Compass Group PLC (Britain) (b)	$100,840,815	$145,903,801
4,223,000	Whitbread PLC (Britain) (b)	193,043,567	222,885,112
		293,884,382	368,788,913

DISTRIBUTION SERVICES SECTOR — 5.0%
	Wholesale Distributors — 5.0%
4,950,000	Ferguson PLC (Jersey) (b)	297,125,349	361,253,022

ELECTRONIC TECHNOLOGY SECTOR — 4.8%
	Aerospace & Defense — 2.6%
1,210,000	Safran S.A. (France) (b)	132,405,519	190,515,601
	Electronic Components — 2.2%
1,700,000	TE Connectivity Ltd. (Switzerland)	111,288,153	158,406,000

FINANCE SECTOR — 6.3%
	Property/Casualty Insurance — 6.3%
1,525,000	Chubb Ltd. (Switzerland)	209,532,879	246,196,000
477,000	Fairfax Financial Holdings Ltd. (Canada)	225,439,092	210,263,803
		434,971,971	456,459,803

HEALTH TECHNOLOGY SECTOR — 2.7%
	Medical Specialties — 2.7%
8,350,000	Smith & Nephew PLC (Britain) (b)	155,133,247	201,082,971

INDUSTRIAL SERVICES SECTOR — 2.6%
	Oilfield Services/Equipment — 2.6%
5,600,000	Schlumberger Ltd. (Curacao)	338,247,345	191,352,000

PROCESS INDUSTRIES SECTOR — 2.4%
	Chemicals: Agricultural — 2.4%
3,470,000	Nutrien Ltd. (Canada)	148,348,778	173,083,600

PRODUCER MANUFACTURING SECTOR — 5.5%
	Industrial Conglomerates — 5.5%
5,215,000	Jardine Strategic Holdings Ltd. (Bermuda) (b)	169,273,665	155,988,175
12,825,000	Smiths Group PLC (Britain) (b)	220,944,928	247,467,719
		390,218,593	403,455,894

RETAIL TRADE SECTOR — 4.9%
	Department Stores — 2.6%
40,008,000	B&M European Value
	Retail S.A. (Luxembourg) (b)	164,143,001	186,544,095
	Specialty Stores — 2.3%
18,900,000	CK Hutchison Holdings Ltd.
	(Cayman Islands) (b)	228,618,477	166,851,677

The accompanying notes to financial statements are an integral part of this schedule

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

Shares		Cost	Value

LONG-TERM INVESTMENTS — 87.1% (a) (Continued)
COMMON STOCKS — 79.4% (a) (Continued)

TECHNOLOGY SERVICES SECTOR — 2.5%
	Information Technology Services — 2.5%
935,000	Accenture PLC (Ireland)	$78,737,074	$179,847,250

TRANSPORTATION SECTOR — 3.5%
	Air Freight/Couriers — 1.4%
1,365,000	Expeditors International of
	Washington Inc. (United States)	85,921,045	101,405,850
	Other Transportation — 2.1%
37,413,000	Bolloré (France) (b)	149,433,162	154,926,325
	Total common stocks	5,487,952,489	5,783,701,466

PREFERRED STOCKS — 7.7% (a)

CONSUMER DURABLES SECTOR — 1.4%
	Motor Vehicles — 1.4%
1,395,000	Hyundai Motor Co. (South Korea) (b)	118,284,692	98,945,333

CONSUMER NON-DURABLES SECTOR — 3.0%
	Household/Personal Care — 3.0%
1,575,000	Amorepacific Corp. (South Korea) (b)	157,522,448	96,513,888
187,000	LG Household & Health
	Care Ltd. (South Korea) (b)	72,324,506	120,437,750
		229,846,954	216,951,638

ELECTRONIC TECHNOLOGY SECTOR — 3.3%
	Telecommunications Equipment — 3.3%
7,350,000	Samsung Electronics Co. Ltd.
	(South Korea) (b)	157,152,470	242,616,774
	Total preferred stocks	505,284,116	558,513,745
	Total long-term investments	5,993,236,605	6,342,215,211

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

Principal Amount		Cost	Value

SHORT-TERM INVESTMENTS — 11.4% (a)
	Bank Deposit Account — 7.3%
$530,210,653	U.S. Bank N.A., 1.91%^	$530,210,653	$530,210,653
	U.S. Treasury Securities — 4.1%
100,000,000	U.S. Treasury Bills, 1.718%, due 10/24/19^	99,871,715	99,885,479
100,000,000	U.S. Treasury Bills, 1.741%, due 11/14/19^	99,767,167	99,782,414
100,000,000	U.S. Treasury Bills, 1.704%, due 12/19/19^	99,590,956	99,621,403
	Total U.S. treasury securities	299,229,838	299,289,296
	Total short-term investments	829,440,491	829,499,949
	Total investments — 98.5%	$6,822,677,096	7,171,715,160
	Other assets, less liabilities — 1.5% (a)		107,132,421
	TOTAL NET ASSETS — 100.0%		$7,278,847,581

*	Non-income producing security.
^	The rate shown is as of September 30, 2019.
(a)	Percentages for the various classifications relate to total net assets.
(b)
Security does not trade during New York Stock Exchange hours and has been valued in accordance with the procedures discussed in Note 1(a) to the financial statements and has been classified as Level 2.  As of September 30, 2019, the aggregate value of these securities was $4,683,470,012.

PLC	Public Limited Company
SP-ADR	Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF FORWARD CURRENCY CONTRACTS
September 30, 2019

			U.S. $ Value on		U.S. $ Value on
			September 30,		September 30,
			2019		2019	Unrealized
Settlement		Currency to	of Currency to	Currency to	of Currency to	Appreciation
Date	Counterparty	be Delivered	be Delivered	be Received	be Received	(Depreciation)
10/25/19	State Street Bank	1,423,000,000	$1,751,598,322	1,784,356,620	$1,784,356,620	$32,758,298
	and Trust Co.	British Pound		U.S. Dollar

10/25/19	JPMorgan Chase	345,000,000	260,516,016	263,256,290	263,256,290	2,740,274
	Bank, N.A.	Canadian Dollar		U.S. Dollar

10/25/19	The Bank of New	620,000,000	677,160,437	695,878,700	695,878,700	18,718,263
	York Mellon	Euro		U.S. Dollar

10/25/19	State Street	1,120,000,000	142,962,216	142,831,456	142,831,456	(130,760)
	Bank and	Hong Kong		U.S. Dollar
	Trust Co.	Dollar

10/25/19	The Bank of New	45,000,000,000	416,948,224	418,928,263	418,928,263	1,980,039
	York Mellon	Japanese Yen		U.S. Dollar

10/25/19	JPMorgan Chase	1,000,000,000	50,444,249	51,368,047	51,368,047	923,798
	Bank, N.A.	Mexican Peso		U.S. Dollar

10/25/19	State Street	585,000,000,000	489,425,784	497,533,594	497,533,594	8,107,810
	Bank and	South Korea Won		U.S. Dollar
	Trust Co.

10/25/19	JPMorgan Chase	1,400,000,000	142,472,404	149,476,831	149,476,831	7,004,427
	Bank, N.A.	Swedish Krona		U.S. Dollar

10/25/19	The Bank of New	420,000,000	421,807,077	429,853,533	429,853,533	8,046,456
	York Mellon	Swiss Franc		U.S. Dollar
			$4,353,334,729		$4,433,483,334	$80,148,605

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
INDUSTRY SECTORS as a percentage of net assets
as of September 30, 2019 (Unaudited)

FMI Funds, Inc.
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2019

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund

ASSETS:
Investments in securities, at value (a)	$4,987,172,561	$977,199,005	$7,171,715,160
Receivables from shareholders for purchases	2,854,016	644,741	11,259,110
Dividends and interest receivable	7,161,716	513,567	25,044,265
Unrealized appreciation on
forward currency contracts	—	—	80,279,365
Prepaid expenses	99,561	67,031	110,252
Total assets	$4,997,287,854	$978,424,344	$7,288,408,152

LIABILITIES:
Payable to shareholders for redemptions	$4,941,460	$256,426	$5,325,078
Payable to adviser for management fees	1,980,226	566,800	3,445,914
Payable for shareholder servicing fees	334,149	64,295	376,675
Unrealized depreciation on
forward currency contracts	—	—	130,760
Other liabilities	130,975	40,467	282,144
Total liabilities	7,386,810	927,988	9,560,571
Net assets	$4,989,901,044	$977,496,356	$7,278,847,581

NET ASSETS:
Capital Stock	$3,133,549,032	$714,874,677	$6,668,199,620
Total distributable earnings	1,856,352,012	262,621,679	610,647,961
Net assets	$4,989,901,044	$977,496,356	$7,278,847,581

CALCULATION OF NET ASSET VALUE PER SHARE:
Investor Class shares:
Net assets	$2,337,117,581	$529,234,084	$2,798,738,834
Shares outstanding	116,027,632	20,057,446	87,757,696
Shares authorized ($0.0001 par value)	400,000,000	200,000,000	300,000,000
Net asset value, offering and
redemption price per share	$20.14	$26.39	$31.89

Institutional Class shares:
Net assets	$2,652,783,463	$448,262,272	$4,480,108,747
Shares outstanding	131,805,206	16,968,706	140,306,294
Shares authorized ($0.0001 par value)	200,000,000	100,000,000	200,000,000
Net asset value, offering and
redemption price per share	$20.13	$26.42	$31.93

(a) Identified cost of investments	$3,457,026,296	$756,645,281	$6,822,677,096

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds, Inc.
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2019

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund
INCOME:
Dividends*	$96,509,064	$11,775,562	$152,052,244
Interest	7,079,620	3,714,380	17,923,855
Total investment income	103,588,684	15,489,942	169,976,099

EXPENSES:
Management fees	32,871,765	8,047,811	48,894,827
Shareholder servicing fees (Investor Class)	3,603,518	594,125	4,057,917
Administration and accounting services	1,043,769	218,543	1,376,731
Printing and postage expense	366,158	52,275	623,733
Transfer agent fees	197,949	72,344	229,557
Custodian fees	164,948	32,735	804,902
Registration fees	152,111	111,719	277,332
Board of Directors fees	100,200	100,200	100,200
Professional fees	55,230	52,504	53,743
Other expenses	173,113	88,523	206,635
Total expenses	38,728,761	9,370,779	56,625,577
NET INVESTMENT INCOME (LOSS)	64,859,923	6,119,163	113,350,522
NET REALIZED GAIN (LOSS) ON INVESTMENTS:
Securities	472,577,450	66,411,449	21,696,871
Forward currency contracts	—	—	272,638,958
Foreign currency transactions	—	—	(60,641,960)
NET REALIZED GAIN (LOSS) ON INVESTMENTS	472,577,450	66,411,449	233,693,869
NET CHANGE IN UNREALIZED APPRECIATION/
DEPRECIATION ON INVESTMENTS:
Securities	(304,630,984)	(30,248,858)	(331,072,300)
Forward currency contracts	—	—	57,687,637
Foreign currency transactions	—	—	(203,382)
NET CHANGE IN UNREALIZED APPRECIATION/
DEPRECIATION ON INVESTMENTS	(304,630,984)	(30,248,858)	(273,588,045)
NET GAIN (LOSS) ON INVESTMENTS	167,946,466	36,162,591	(39,894,176)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$232,806,389	$42,281,754	$73,456,346

* Net withholding taxes	$1,338,949	$—	$12,595,328

The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2019 and 2018

	2019	2018
OPERATIONS:
Net investment income (loss)	$64,859,923	$71,816,199
Net realized gain (loss) on investments	472,577,450	909,162,450
Net change in unrealized
appreciation/depreciation on investments	(304,630,984)	(207,350,232)
Net increase (decrease) in net assets from operations	232,806,389	773,628,417
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investor Class	(454,904,568)	(325,918,099)
Institutional Class	(417,831,240)	(244,900,065)
Total distributions (Note 7)	(872,735,808)	(570,818,164	)(1)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 8)	(387,742,222)	(562,456,405)
TOTAL INCREASE (DECREASE)	(1,027,671,641)	(359,646,152)
NET ASSETS AT THE BEGINNING OF THE YEAR	6,017,572,685	6,377,218,837
NET ASSETS AT THE END OF THE YEAR	$4,989,901,044	$6,017,572,685	(2)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 8)	(15,530,589)	(24,275,711)

(1)
For the year ended September 30, 2018, the Investor Class distributions include $27,598,884 from net investment income and $298,319,215 from net realized gains and the Institutional Class distributions include $25,132,954 from net investment income and $219,767,111 from net realized gains, respectively.

(2)	Includes undistributed net investment income of $54,077,007.

The accompanying notes to financial statements are an integral part of these statements.

FMI Common Stock Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2019 and 2018

	2019	2018
OPERATIONS:
Net investment income (loss)	$6,119,163	$2,917,036
Net realized gain (loss) on investments	66,411,449	92,598,386
Net change in unrealized
appreciation/depreciation on investments	(30,248,858)	(23,746,718)
Net increase (decrease) in net assets from operations	42,281,754	71,768,704

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investor Class	(48,819,988)	(83,628,121)
Institutional Class	(32,122,690)	(31,917,433)
Total distributions (Note 7)	(80,942,678)	(115,545,554	)(1)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 8)	(52,507,887)	9,091,805
TOTAL INCREASE (DECREASE)	(91,168,811)	(34,685,045)
NET ASSETS AT THE BEGINNING OF THE YEAR	1,068,665,167	1,103,350,212
NET ASSETS AT THE END OF THE YEAR	$977,496,356	$1,068,665,167	(2)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 8)	(1,744,305)	512,025

(1)
For the year ended September 30, 2018, the Investor Class distributions include $159,486 from net investment income and $83,468,635 from net realized gains and the Institutional Class distributions include $141,628 from net investment income and $31,775,805 from net realized gains, respectively.

(2)	Includes undistributed net investment income of $2,617,617.

The accompanying notes to financial statements are an integral part of these statements.

FMI International Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2019 and 2018

	2019	2018
OPERATIONS:
Net investment income (loss)	$113,350,522	$109,611,982
Net realized gain (loss) on investments	233,693,869	297,820,180
Net change in unrealized
appreciation/depreciation on investments	(273,588,045)	(221,944,886)
Net increase (decrease) in net assets from operations	73,456,346	185,487,276
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investor Class	(197,796,066)	(85,120,898)
Institutional Class	(258,555,391)	(46,413,264)
Total distributions (Note 7)	(456,351,457)	(131,534,162	)(1)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 8)	348,540,813	(847,004,361)
TOTAL INCREASE (DECREASE)	(34,354,298)	(793,051,247)
NET ASSETS AT THE BEGINNING OF THE YEAR	7,313,201,879	8,106,253,126
NET ASSETS AT THE END OF THE YEAR	$7,278,847,581	$7,313,201,879	(2)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 8)	11,919,482	(25,144,360)

(1)
For the year ended September 30, 2018, the Investor Class distributions include $14,619,661 from net investment income and $70,501,237 from net realized gains and the Institutional Class distributions include $8,859,217 from net investment income and $37,554,047 from net realized gains, respectively.

(2)	Includes undistributed net investment of $144,869,166.

The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

Investor Class

	Years Ended September 30,
	2019		2018		2017		2016	2015
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$22.85		$22.17		$20.20		$20.00	$22.21
Income from investment operations:
Net investment income (loss)(1)	0.25		0.24		0.15		0.21	0.19
Net realized and unrealized
gain (loss) on investments	0.55		2.43		3.30		2.04	(0.17)
Total from investment operations	0.80		2.67		3.45		2.25	0.02
Less distributions:
Distributions from net investment income	(0.28)		(0.17)		(0.23)		(0.21)	(0.18)
Distributions from net realized gains	(3.23)		(1.82)		(1.25)		(1.84)	(2.05)
Total from distributions	(3.51)		(1.99)		(1.48)		(2.05)	(2.23)
Net asset value, end of year	$20.14		$22.85		$22.17		$20.20	$20.00

TOTAL RETURN	5.72%		12.67%		17.86%		12.36%	(0.54%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	2,337,118		3,155,818		3,856,953		6,576,109	8,499,224
Ratio of expenses to average net assets	0.82%		0.85%		0.86%		0.90%	0.93%
Ratio of net investment income (loss)
to average net assets	1.25%		1.07%		0.71%		1.09%	0.87%
Portfolio turnover rate	20	%(2)	25	%(2)	16	%(2)	17%	18%

(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Institutional Class

			For the Period from
	Years Ended September 30,		October 31, 2016* to
	2019	2018	September 30, 2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$22.85	$22.18	$19.73
Income from investment operations:
Net investment income (loss)(1)	0.25	0.27	0.16
Net realized and unrealized
gain (loss) on investments	0.58	2.43	3.77
Total from investment operations	0.83	2.70	3.93
Less distributions:
Distributions from net investment income	(0.32)	(0.21)	(0.23)
Distributions from net realized gains	(3.23)	(1.82)	(1.25)
Total from distributions	(3.55)	(2.03)	(1.48)
Net asset value, end of period	$20.13	$22.85	$22.18

TOTAL RETURN	5.89%	12.82%	20.76	%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	2,652,783	2,861,755	2,520,266
Ratio of expenses to average net assets	0.68%	0.71%	0.72	%(3)
Ratio of net investment income (loss)
to average net assets	1.26%	1.20%	0.81	%(3)
Portfolio turnover rate(4)	20%	25%	16%

*	Inception date.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

Investor Class

	Years Ended September 30,
	2019		2018		2017		2016	2015
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$27.55		$28.83		$25.42		$25.05	$29.12
Income from investment operations:
Net investment income (loss)(1)	0.15		0.06		0.00	*	(0.01)	0.01
Net realized and unrealized
gain (loss) on investments	0.94		1.80		4.69		2.84	(0.74)
Total from investment operations	1.09		1.86		4.69		2.83	(0.73)
Less distributions:
Distributions from net investment income	(0.10)		(0.01)		0.00	*	—	(0.02)
Distributions from net realized gains	(2.15)		(3.13)		(1.28)		(2.46)	(3.32)
Total from distributions	(2.25)		(3.14)		(1.28)		(2.46)	(3.34)
Net asset value, end of year	$26.39		$27.55		$28.83		$25.42	$25.05

TOTAL RETURN	5.28%		6.92%		18.96%		12.61%	(3.38%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	529,234		635,174		825,176		944,654	1,243,777
Ratio of expenses to average net assets	1.02%		1.04%		1.06%		1.12%	1.17%
Ratio of net investment income (loss)
to average net assets	0.59%		0.23%		0.00%		(0.06%)	0.04%
Portfolio turnover rate	28	%(2)	26	%(2)	26	%(2)	17%	29%

*	Amount is less than $0.005.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Institutional Class

			For the Period from
	Years Ended September 30,		October 31, 2016* to
	2019	2018	September 30, 2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$27.59	$28.85	$24.72
Income from investment operations:
Net investment income (loss)(1)	0.18	0.10	0.03
Net realized and unrealized
gain (loss) on investments	0.93	1.79	5.39
Total from investment operations	1.11	1.89	5.42
Less distributions:
Distributions from net investment income	(0.13)	(0.02)	(0.01)
Distributions from net realized gains	(2.15)	(3.13)	(1.28)
Total from distributions	(2.28)	(3.15)	(1.29)
Net asset value, end of period	$26.42	$27.59	$28.85

TOTAL RETURN	5.40%	7.02%	22.43	%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	448,262	433,491	278,174
Ratio of expenses to average net assets	0.91%	0.94%	0.97	%(3)
Ratio of net investment income (loss)
to average net assets	0.71%	0.37%	0.12	%(3)
Portfolio turnover rate(4)	28%	26%	26%

*	Inception date.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

Investor Class

	Years Ended September 30,
	2019		2018		2017		2016	2015
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$33.80		$33.59		$30.67		$27.63	$28.64
Income from investment operations:
Net investment income (loss)(1)	0.48		0.48		0.32		0.29	0.25
Net realized and unrealized
gain (loss) on investments	(0.26)		0.28		3.72		3.27	(0.30)
Total from investment operations	0.22		0.76		4.04		3.56	(0.05)
Less distributions:
Distributions from net investment income	(1.32)		(0.10)		(0.91)		(0.51)	(0.58)
Distributions from net realized gains	(0.81)		(0.45)		(0.21)		(0.01)	(0.38)
Total from distributions	(2.13)		(0.55)		(1.12)		(0.52)	(0.96)
Net asset value, end of year	$31.89		$33.80		$33.59		$30.67	$27.63

TOTAL RETURN	1.27%		2.27%		13.66%		13.07%	(0.19%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	2,798,739		3,267,841		5,369,580		5,025,742	2,305,968
Ratio of expenses to average net assets	0.90%		0.90%		0.91%		0.94%	0.98%
Ratio of net investment income (loss)
to average net assets	1.55%		1.43%		1.02%		1.01%	0.87%
Portfolio turnover rate	13	%(2)	21	%(2)	26	%(2)	16%	9%

(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

Institutional Class

			Institutional Class
			For the Period from
	Years Ended September 30,		October 31, 2016* to
	2019	2018	September 30, 2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$33.86	$33.62	$30.36
Income from investment operations:
Net investment income (loss)(1)	0.53	0.49	0.35
Net realized and unrealized
gain (loss) on investments	(0.27)	0.31	4.04
Total from investment operations	0.26	0.80	4.39
Less distributions:
Distributions from net investment income	(1.38)	(0.11)	(0.92)
Distributions from net realized gains	(0.81)	(0.45)	(0.21)
Total from distributions	(2.19)	(0.56)	(1.13)
Net asset value, end of period	$31.93	$33.86	$33.62

TOTAL RETURN	1.42%	2.40%	14.95	%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	4,480,109	4,045,361	2,736,673
Ratio of expenses to average net assets	0.76%	0.76%	0.77	%(3)
Ratio of net investment income (loss)
to average net assets	1.69%	1.44%	1.19	%(3)
Portfolio turnover rate(4)	13%	21%	26%

*	Inception date.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
September 30, 2019

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Large Cap Fund, the FMI Common Stock Fund, and the FMI International Fund (collectively, the “Funds” or, individually, a “Fund”). The FMI Large Cap Fund (the “Large Cap Fund”), the FMI Common Stock Fund (the “Common Stock Fund”), and the FMI International Fund (the “International Fund”) are each a series of FMI Funds, Inc. (the “Company”). The Company was incorporated under the laws of Maryland on September 5, 1996. The Large Cap Fund commenced operations on December 31, 2001 and the International Fund commenced operations on December 31, 2010. The Common Stock Fund is the successor to the FMI Common Stock Fund, the sole series of FMI Common Stock Fund, Inc. (the “Predecessor Common Stock Fund”). The Predecessor Common Stock Fund commenced operations on December 18, 1981. The reorganization was effective as of January 31, 2014, and the Common Stock Fund is the accounting survivor of the reorganization. The Predecessor Common Stock Fund was incorporated under the laws of Wisconsin on July 29, 1981.

Effective October 31, 2016, the Funds offer two classes of shares (Investor and Institutional).  The Institutional Class has the same management fee as the Investor Class and does not have a shareholder servicing plan.  A higher investment minimum is required for the Institutional Class than the Investor Class.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares on its relative net assets.  The Board of Directors (the “Board”) may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares are generally allocated to each such Class proportionately (after any applicable base fee to be paid by a class of shares of a Fund attributable to such expense) on the basis of the net asset value of that Class in relation to the net asset value of the applicable Fund.

Both the Large Cap Fund and the International Fund are registered as non-diversified, open-end management investment companies under the Investment Company Act of 1940 (the “Act”), as amended. The Common Stock Fund is registered as a diversified open-end management investment company under the Act. The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the investment company accounting and financial reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Financial Services – Investment Companies” Topic 946 (“ASC 946”). The assets and liabilities of each Fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Large Cap Fund is to seek long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks. The investment objective of the Common Stock Fund is to seek long-term capital appreciation by investing mainly in small to medium capitalization value stocks. The investment objective of the International Fund is to seek capital appreciation by investing mainly in a limited number of large capitalization value stocks of non-U.S. companies.

(a)
Each security is valued at the current day last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

(1)	Summary of Significant Accounting Policies — (Continued)

Securities that are traded over-the-counter, including U.S. Treasury securities are valued at the close price, if not close, then at the latest bid price. Bank deposits are valued at acquisition cost which approximates fair value. Unlisted equity securities for which market quotations are readily available are valued at the close price, if not close, then at the most recent bid price. Foreign securities are valued on a basis of quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. For the International Fund only, options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser in accordance with procedures approved by the Board. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. The foreign markets in which the International Fund may invest are sometimes open on days when the New York Stock Exchange is not open and the International Fund does not calculate its net asset value. For securities that do not trade during New York Stock Exchange hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Board utilizes a service provided by an independent third party to assist in fair valuation of certain securities for the International Fund.  As of September 30, 2019, there were no securities that were internally fair valued.

The Funds apply the provisions of the FASB Accounting Standards Codification “Fair Value Measurement” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Funds use various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For the International Fund only, over the counter derivatives such as forward currency contracts may be valued using quantitative models. These models may use pricing curves based on market inputs including current exchange rates or indices. These curves are combined with volatility factors to value the overall positions. The market inputs are generally significant and can be corroborated with observable market data and therefore are classified in level 2.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

(1)	Summary of Significant Accounting Policies — (Continued)

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Funds’ investments as of September 30, 2019, based on the inputs used to value them:

		Large Cap	Common Stock	International	International
		Fund	Fund	Fund	Fund
		Investments	Investments	Investments	Other Financial
Valuations		in Securities	in Securities	in Securities	Instruments*
Assets:
Level 1 —	Common Stocks	$4,637,332,807	$807,701,775	$1,658,745,199	$—
	Bank Deposit Account	349,839,754	69,816,891	530,210,653	—
	Total Level 1	4,987,172,561	877,518,666	2,188,955,852	—
Level 2 —	Common Stocks	—	—	4,124,956,267	—
	Preferred Stocks	—	—	558,513,745	—
	U.S. Treasury Securities	—	99,680,339	299,289,296	—
	Forward Currency
	Contracts	—	—	—	80,279,365
	Total Level 2	—	99,680,339	4,982,759,308	80,279,365
Level 3 —		—	—	—	—
Total Assets		4,987,172,561	977,199,005	7,171,715,160	80,279,365
Liabilities:
Level 2 —	Forward Currency
	Contracts	—	—	—	(130,760)
Total		$4,987,172,561	$977,199,005	$7,171,715,160	$80,148,605

*	Other financial instruments are derivative instruments, specifically forward currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument.

See the Schedules of Investments for investments detailed by industry classifications.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis. For financial reporting purposes, investment transactions are recorded on the trade date.

(c)
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective date of such transactions. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

(1)	Summary of Significant Accounting Policies — (Continued)

investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

(d)
Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Funds record the amortization and accretion of discounts and premiums on securities purchased using the effective interest method in accordance with GAAP. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(e)
The International Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency rates on its foreign portfolio holdings or to hedge certain purchase and sale commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily and the asset or liability therein represents unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. On a quarterly average there were eight forward currency contracts outstanding during the year ended September 30, 2019. These contracts are not subject to master netting agreements.  For Non-Deliverable Forward Currency Contracts (“Contract”) the International Fund posts collateral, in the form of cash or cash equivalents to a segregated account at the custodian when the Contract is in an unrealized loss position. When the Contract is in an unrealized gain position, the counterparty posts collateral to a segregated account at the custodian.

The fair value of the forward currency contracts as of September 30, 2019, is included in the following location on the Statements of Assets and Liabilities for the International Fund:

		Fair Value of		Fair Value of
		Asset Forward		(Liability) Forward
	Location	Currency Contracts	Location	Currency Contracts
Forward currency	Unrealized	$80,279,365	Unrealized	$(130,760)
contracts	appreciation on		depreciation on
	forward currency		forward currency
	contracts		contracts

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

(1)	Summary of Significant Accounting Policies — (Continued)

Realized and unrealized gains and losses on forward currency contracts entered into during the year ended September 30, 2019, are recorded in the following location on the Statements of Operations for the International Fund:

		Realized		Unrealized
	Location	Gain	Location	Appreciation
Forward currency	Net realized	$272,638,958	Net change in	$57,687,637
contracts	gain (loss) on		unrealized appreciation/
	forward currency		depreciation on
	contracts		forward currency
contracts

These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized on the Statements of Assets and Liabilities for the International Fund. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
The Funds may own certain securities that are restricted. Restricted securities include Section 4(2) commercial paper or securities issued in a private placement. The Funds did not hold any restricted securities as of September 30, 2019.

(h)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies.” The Funds intend to distribute substantially all net investment company taxable income and net capital gains to their respective shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(i)
The Funds have reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland for the Large Cap Fund, Common Stock Fund and International Fund and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on certain tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.  During the year ended September 30, 2019, the Funds did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2019, open Federal tax years include the prior four fiscal tax years ended September 30, 2019.  The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)
GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.  These differences are caused primarily by differences in the treatment of certain components of income or realized capital gain for federal income tax purposes.  Each Fund may utilize earnings and profits distributed to

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

(1)	Summary of Significant Accounting Policies — (Continued)

shareholders on redemption of shares as part of the dividends paid deduction.  These reclassifications have no effect on net assets, results of operations or net asset value per share.  For the International Fund these differences are also due to the tax treatment of forward currency contracts and foreign currency transactions.  During the fiscal year ended September 30, 2019, the reclassifications were as follows:

	Total Distributable
	Earnings	Capital Stock
Large Cap Fund	$(102,712,733)	$102,712,733
Common Stock Fund	$(8,855,039)	$8,855,039
International Fund	$(21,697,051)	$21,697,051

(k)	Common Company expenses are typically allocated evenly between the Funds of the Company, or by other equitable means.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Funds each have a management agreement with Fiduciary Management, Inc. (“FMI” or the “Adviser”), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager.

Under the terms of the current Advisory agreements, effective as of January 1, 2019, the Adviser is entitled to receive a fee.  The fee is computed daily and payable at the end of each month.  The following annual percentages of each Fund’s average daily net assets are used:

•	Large Cap Fund: 0.65% of the assets from $0 - $2.5 billion; 0.60% of the assets from $2.5 - $5.0 billion; and 0.55% of the assets over $5.0 billion.

•	Common Stock Fund: 0.85% of the assets from $0 - $500 million; 0.80% of the assets from $500 million - $1.0 billion; 0.75% of the assets over $1.0 billion.

•	International Fund: 0.75% of the assets from $0 - $2.5 billion; 0.70% of the assets from $2.5 - $5.0 billion; 0.65% of the assets from $5.0 - $10.0 billion; and 0.60% of the assets over $10.0 billion.

Prior to January 1, 2019, the Adviser was entitled to the following annual percentages of each Fund’s average daily net assets:

•	Large Cap Fund: 0.70% of the assets from $0 - $2.5 billion; 0.65% of the assets from $2.5 - $5.0 billion; and 0.60% of the assets over $5.0 billion.

•	Common Stock Fund: 0.90% of the assets from $0 - $500 million; 0.85% of the assets from $500 million - $1.0 billion; 0.80% of the assets over $1.0 billion.

•	International Fund: 0.75% of the assets from $0 - $2.5 billion; 0.70% of the assets from $2.5 - $5.0 billion; 0.65% of the assets from $5.0 - $10.0 billion; and 0.60% of the assets over $10.0 billion.

The Funds are responsible for paying their proportionate share of the compensation, benefits and expenses of the Funds’ Chief Compliance Officer. For administrative convenience, FMI initially makes these payments and is later reimbursed by the Funds.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties — (Continued)

Under the respective Investment Advisory or operating expenses limitation agreements, FMI will reimburse the Funds for expenses as follows:

	Investor Class Expense Cap	Institutional Class Expense Cap
Large Cap Fund	1.20%	1.10%
Common Stock Fund	1.30%	1.20%
International Fund	1.75%	1.65%

For the year ended September 30, 2019, there were no contractual or voluntary reimbursements required for the Funds.

The Large Cap Fund and the International Fund have each entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act. Each Plan, if implemented, provides that the applicable Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of such Fund’s daily net assets or the actual distribution costs incurred during the year. Amounts payable under each Plan would be paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the year ended September 30, 2019, no such expenses were charged to the shareholders of either Fund as the Funds had not implemented the Plan.

Under the Funds’ organizational documents, each director, officer, employee or other agent of any Fund (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

At September 30, 2019, no person is deemed to “control” a Fund, as that term is defined in the Act, because the Funds do not know of any person who owns beneficially or through controlled companies more than 25% of a Fund’s Investor Class and Institutional Class shares, on a combined basis, or who acknowledges the existence of control.

(3)	Shareholder Servicing Plan —

The Funds have adopted a Shareholder Servicing Plan pursuant to which Investor Class shares may pay financial intermediaries for assets maintained in an omnibus account at an annual rate of up to 0.15% of the average daily net assets, or an annual per account rate approved by the Board.  The Board may also authorize the Funds to pay for shareholder services outside of the plan.

For the year ended September 30, 2019, shareholder servicing fees incurred are disclosed on the Statements of Operations.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

(4)	Loan Agreements —

U.S. Bank, N.A. (the “Bank”) has made available to the Company a $725,000,000 umbrella credit facility, pursuant to the loan agreement (the “Agreement”) effective May 31, 2019 for the FMI Funds, Inc. for the purposes of having cash available to satisfy redemption requests and is subject to certain restrictions and covenants. For the year October 1, 2018 through September 30, 2019, the umbrella credit facility was $725,000,000. Principal is due not more than 45 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the Bank’s current prime rate minus one percent on the amount borrowed. Advances will be collateralized by securities owned by the borrowing Fund. During the year ended September 30, 2019, none of the Funds borrowed against the Agreement. The Agreement is subject to renewal on May 29, 2020.

(5)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually. Distributions to shareholders are recorded on the ex-dividend date.

(6)	Investment Transactions —

For the year ended September 30, 2019, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Large Cap Fund	Common Stock Fund	International Fund
Purchases	$978,469,894	$222,293,029	$1,117,962,894
Sales	2,078,414,064	324,190,524	768,515,199

(7)	Income Tax Information —

The following information for the Funds is presented on an income tax basis as of September 30, 2019:

				Net
				Unrealized		Distribu-
				Appreciation	Distribu-	table
		Gross	Gross	(Depreciation)	table	Long-Term	Post-
	Cost of	Unrealized	Unrealized	on	Ordinary	Capital	October
	Investments	Appreciation(1)	Depreciation(1)	Investments(1)	Income	Gains	Losses
Large Cap
Fund	$3,499,138,989	$1,595,749,316	$(107,715,744)	$1,488,033,572	$43,982,412	$328,225,154	$(3,889,126)
Common
Stock Fund	758,413,767	228,635,768	(9,850,530)	218,785,238	4,710,477	44,341,109	(5,215,145)
International
Fund	6,825,636,658	972,958,465	(627,206,439)	345,752,026	264,895,935	—	—

(1)	Represents amounts of investments in securities, forward currency contracts and foreign currency transactions.

The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.  The post-October losses as of September 30, 2019, will not be recognized for tax purposes until the first day of the following fiscal year.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

(7)	Income Tax Information — (Continued)

The tax components of dividends paid during the years ended September 30, 2019 and 2018 are as follows:

	September 30, 2019		September 30, 2018
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distributions*	Distributions	Distributions*	Distributions
Large Cap Fund	$97,113,804	$775,622,004	$114,435,755	$456,382,409
Common Stock Fund	7,231,614	73,711,064	7,371,196	108,174,358
International Fund	333,870,849	122,480,608	77,844,252	53,689,910

*	For federal income tax purposes, distributions on short-term capital gains are treated as ordinary income distributions.

(8)	Fund Share Transactions —

	Year Ended		Year Ended
	September 30, 2019		September 30, 2018
Large Cap Fund	Shares	Amount	Shares	Amount
Sales
Investor Class	10,683,401	$203,464,338	15,959,831	$351,482,480
Institutional Class	36,948,528	705,524,921	43,371,692	959,561,391
Reinvestment of dividends
and distributions
Investor Class	25,191,103	443,363,404	14,976,434	320,345,924
Institutional Class	23,563,684	414,013,932	9,580,898	204,743,793
Redemptions
Investor Class	(57,958,201)	(1,120,763,243)	(66,813,081)	(1,477,547,863)
Institutional Class	(53,959,104)	(1,033,345,574)	(41,351,485)	(921,042,130)
Total Investor Class	(22,083,697)	(473,935,501)	(35,876,816)	(805,719,459)
Total Institutional Class	6,553,108	86,193,279	11,601,105	243,263,054
Net increase (decrease)	(15,530,589)	$(387,742,222)	(24,275,711)	$(562,456,405)

	Year Ended		Year Ended
	September 30, 2019		September 30, 2018
Common Stock Fund	Shares	Amount	Shares	Amount
Sales
Investor Class	2,252,913	$56,983,108	2,467,515	$67,536,887
Institutional Class	5,113,386	129,259,588	6,454,683	176,730,909
Reinvestment of dividends
and distributions
Investor Class	2,098,189	47,544,954	3,065,085	80,979,549
Institutional Class	1,387,411	31,452,601	1,200,184	31,732,855
Redemptions
Investor Class	(7,351,460)	(182,641,412)	(11,092,470)	(304,874,594)
Institutional Class	(5,244,744)	(135,106,726)	(1,582,972)	(43,013,801)
Total Investor Class	(3,000,358)	(78,113,350)	(5,559,870)	(156,358,158)
Total Institutional Class	1,256,053	25,605,463	6,071,895	165,449,963
Net increase (decrease)	(1,744,305)	$(52,507,887)	512,025	$9,091,805

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

(8)	Fund Share Transactions — (Continued)

	Year Ended		Year Ended
	September 30, 2019		September 30, 2018
International Fund	Shares	Amount	Shares	Amount
Sales
Investor Class	21,049,815	$648,605,477	19,281,104	$652,780,810
Institutional Class	52,123,592	1,612,621,764	61,141,653	2,074,033,083
Reinvestment of dividends
and distributions
Investor Class	6,716,995	194,725,691	2,493,933	83,646,506
Institutional Class	8,632,709	250,348,567	1,335,977	44,848,765
Redemptions
Investor Class	(36,691,877)	(1,128,462,232)	(84,969,353)	(2,875,792,372)
Institutional Class	(39,911,752)	(1,229,298,454)	(24,427,674)	(826,521,153)
Total Investor Class	(8,925,067)	(285,131,064)	(63,194,316)	(2,139,365,056)
Total Institutional Class	20,844,549	633,671,877	38,049,956	1,292,360,695
Net increase (decrease)	11,919,482	$348,540,813	(25,144,360)	$(847,004,361)

(9)	Subsequent Events —

On September 20, 2019, the Board approved the year-end distributions for the Funds. Cash dividends in the aggregate amounts equal to each of the Fund’s net investment income and short-term capital gains, if any, which will be treated as ordinary income, and long-term capital gains, to be payable on December 13, 2019, to outstanding shares of record at the close of business on December 12, 2019.

FMI Funds, Inc.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of FMI Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and forward currency contracts, of FMI Funds, Inc. comprising FMI Large Cap Fund, FMI Common Stock Fund, and FMI International Fund (the “Funds”), as of September 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the periods ended September 30, 2016, and prior, were audited by other auditors whose report dated October 25, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
October 25, 2019

FMI Funds, Inc.
EXPENSE EXAMPLE (Unaudited)

As a shareholder of the FMI Funds you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Funds do not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in a Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FMI Funds, Inc.
EXPENSE EXAMPLE (Unaudited) (Continued)

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund

Investor Class
Actual Beginning Account Value 4/01/19	$1,000.00	$1,000.00	$1,000.00
Actual Ending Account Value 9/30/19	$1,056.10	$1,037.70	$1,027.70
Actual Expenses Paid
During Period* 4/01/19-9/30/19	$4.12	$5.16	$4.52
Hypothetical Beginning
Account Value 4/01/19	$1,000.00	$1,000.00	$1,000.00
Hypothetical Ending
Account Value 9/30/19	$1,021.06	$1,020.00	$1,020.61
Hypothetical Expenses Paid
During Period* 4/01/19-9/30/19	$4.05	$5.11	$4.51
Annualized Expense Ratio*	0.80%	1.01%	0.89%
Institutional Class
Actual Beginning Account Value 4/01/19	$1,000.00	$1,000.00	$1,000.00
Actual Ending Account Value 9/30/19	$1,057.20	$1,038.10	$1,028.30
Actual Expenses Paid
During Period* 4/01/19-9/30/19	$3.46	$4.60	$3.81
Hypothetical Beginning
Account Value 4/01/19	$1,000.00	$1,000.00	$1,000.00
Hypothetical Ending
Account Value 9/30/19	$1,021.71	$1,020.56	$1,021.31
Hypothetical Expenses
Paid During Period* 4/01/19-9/30/19	$3.40	$4.56	$3.80
Annualized Expense Ratio*	0.67%	0.90%	0.75%

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2019 and September 30, 2019).

FMI Funds, Inc.
DIRECTORS AND OFFICERS (Unaudited)

		Term of	Principal
	Positions	Office and	Occupation(s)	Other
Name, Age	Held with	Length of	During Past	Directorships Held by
and Address*^	the Funds	Time Served	Five Years	Director or Officer

Non-Interested Directors

Barry K. Allen, 70	Director	Indefinite	Mr. Allen is President of	BCE, Inc.
		Term Since	Allen Enterprises, LLC	(Bell Canada
		2001	(Boca Grande, FL) a	Enterprise)
			private equity investments	and CDW
			and management company,	Corp.
and Operating Partner
for Providence Equity
Partners (Providence, RI)
since September, 2007.

Robert C.	Director	Indefinite	Mr. Arzbaecher retired as	CF Industries
Arzbaecher, 59		Term Since	Chairman and Chief	Holdings, Inc.
		2007	Executive Officer of
Actuant Corporation
(Menomonee Falls, WI)
in March, 2016.

Lawrence J. Burnett, 61	Director	Indefinite	Mr. Burnett is a shareholder	None
		Term Since	and employee of Reinhart
		2016	Boerner Van Deuren s.c.
(Milwaukee, WI), since his
graduation from Cornell
Law School in 1982.
Mr. Burnett is also the Co-
Chair of Reinhart Boerner’s
business law department.

Rebecca W. House, 46	Director	Indefinite	Ms. House is Senior Vice	None
		Term Since	President, General Counsel
		2017	and Secretary at Rockwell
Automation, Inc., an
industrial automation
company, since January
2017. From October 2010 to
December 2016, Ms. House
was Assistant General
Counsel at Harley-Davidson,
Inc., a motorcycle manufacturer.

FMI Funds, Inc.
DIRECTORS AND OFFICERS (Unaudited) (Continued)

		Term of	Principal
	Positions	Office and	Occupation(s)	Other
Name, Age	Held with	Length of	During Past	Directorships Held by
and Address*^	the Funds	Time Served	Five Years	Director or Officer

Non-Interested Directors

Paul S. Shain, 56	Director	Indefinite	Mr. Shain is President and	None
		Term Since	Chief Executive Officer
		2001	of Singlewire Software,
LLC (Madison, WI), a
provider of IP-based
paging and emergency
notification systems,
since April, 2009.

Robert J. Venable, 55	Director	Indefinite	Mr. Venable is President of	None
		Term Since	Charter Manufacturing, a
		2016	Wisconsin-based company
with operations in a range
of industrial markets. He
has served with Charter in
this and other roles
since 2013.

Interested Directors

John S. Brandser,** 57	Director	Indefinite	Mr. Brandser is President,	None
		Term Since	Secretary, Chief
		2009	Operating Officer and
	President	One Year	Chief Compliance Officer
	and	Term Since	of Fiduciary Management,
	Treasurer	2017	Inc. and has been
		One Year	employed by the Adviser
		Term Since	in various capacities
		2017	since March, 1995.

Patrick J. English,** 58	Director	Indefinite	Mr. English is Chief	None
		Term Since	Executive Officer, Chief
		2001	Investment Officer and
	Vice	One Year	Treasurer of Fiduciary
	President	Term Since	Management, Inc. and has
	and	2001	been employed by the
	Secretary	One Year	Adviser in various capacities
		Term Since	since December, 1986.
2017

FMI Funds, Inc.
DIRECTORS AND OFFICERS (Unaudited) (Continued)

		Term of	Principal
	Positions	Office and	Occupation(s)	Other
Name, Age	Held with	Length of	During Past	Directorships Held by
and Address*	the Funds	Time Served	Five Years	Director or Officer

Other Officer

Lauren A. Grebe, 32	Chief	At	Ms. Grebe is Chief	None
	Compli-	Discretion	Compliance Officer of
	ance	of Board	the Funds since March,
	Officer	Since 2017	2017, and was previously a
Compliance Officer of the
Funds since June, 2016. From
August, 2009 to June, 2016,
Ms. Grebe was employed by
PricewaterhouseCoopers LLP,
auditing clients in the asset
management industry.
__________
*	The address of each Director and Officer is c/o Fiduciary Management, Inc., 100 E. Wisconsin Ave., Suite 2200, Milwaukee, WI 53202.
**	Messrs. Brandser and English are interested directors of the Funds because they are officers of the Funds and/or affiliated persons of the Adviser.
^	Each Non-Interested and Interested Director oversees 3 Funds in the complex.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

On June 21, 2019, the Directors of FMI Funds, Inc., and its series the FMI Common Stock Fund, FMI Large Cap Fund and FMI International Fund (collectively, the “Funds”),  reviewed and  considered a written report prepared by the program administrator of the Funds’ Liquidity Risk Management Program (the “Program”), the Funds’ Trading Practices Committee (the “Program Administrator”), which addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation. In considering the report, the Directors noted that the Program Administrator has determined that all of the Funds primarily hold assets that are highly liquid investments, and thus may rely on the exclusion from the requirements to determine and review a highly liquid investment minimum and to adopt shortfall policies and procedures. They then confirmed with the Program Administrator that no material changes were made to the Program, and reviewed all of the material features of the Program to ensure that they understand how the Program is designed to assess and manage the risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors in the Funds. Following this review and discussion, the Directors determined that they believe the disclosures in the report, taken as a whole, provide the information necessary for the Directors to effectively assess the Program and its implementation, and that they are comfortable with the report’s conclusion that the Program is reasonably designed to assess and manage the Funds’ liquidity risk and is operating as intended.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited)

Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Securities named in the Letters to Shareholders, but not listed in the Schedules of Investments are not held in the Funds as of the date of this disclosure.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus.

As of the Funds’ Prospectus dated January 31, 2019 and supplemented on August 12, 2019 and September 9, 2019, the FMI Large Cap Fund, FMI Common Stock Fund and FMI International Funds’ Investor Class annual operating expense ratios are: 0.80%, 0.99% and 0.90%, respectively.  The FMI Large Cap Fund, FMI Common Stock Fund and FMI International Funds’ Institutional Class annual operating expense ratios are: 0.66%, 0.89%, and 0.76%, respectively.

Risks associated with investing in the Funds are as follows:

FMI Large Cap Fund: Stock Market Risk, Medium and Large Capitalization Companies Risks, Non-Diversification Risk (Non-Diversified funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability) and Liquidity Risk.

FMI Common Stock Fund: Stock Market Risk, Medium and Small Capitalization Companies Risks (which includes the potential for greater volatility and less financial resources than Large-Cap Companies), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability) and Liquidity Risk.

FMI International Fund: Stock Market Risk, Non-Diversification Risk (Non-Diversified funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability), Geographic Concentration Risk, Currency Hedging Risk, Large Capitalization Companies Risk and Liquidity Risk.

For details regarding these risks, please refer to the Funds’ Summary or Statutory Prospectuses dated January 31, 2019, each supplemented on August 12, 2019 and September 9, 2019.

For more information about the FMI Funds, call 1-800-811-5311 for a free Prospectus or Summary Prospectus.  Please read these Prospectuses carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money.  These Prospectuses contain this and more information about the FMI Funds.  Please read the Prospectuses or Summary Prospectuses carefully before investing.

The Dow Jones Industrial Average (DJIA) is an index that tracks thirty large, publicly-owned companies trading on the New York Stock Exchange and the NASDAQ. The DJIA is designed to serve as a proxy for the broader U.S. economy.

The Standard and Poor’s 500 Index (S&P 500) consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard & Poor’s Ratings Group designates the stock to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited) (Continued)

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index includes equities that exhibit value characteristics and the Russell 1000 Growth Index includes equities that exhibit growth characteristics.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Value Index includes equities that exhibit value characteristics and the Russell 2000 Growth Index includes equities that exhibit growth characteristics.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The MSCI EAFE Index is unmanaged and investors cannot invest directly in the Index.  Index results are inclusive of dividends and net of foreign withholding taxes.  The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses.

The MSCI EAFE Index is calculated in local currency (LOC) as well as in U.S. Dollars (USD).  The concept of a LOC calculation excludes the impact of currency fluctuations.  All currencies of listing are considered in the Index calculation in LOC where current prices (t) and previous day prices (t-1) are converted into USD using the same exchange rate (exchange rate t-1) in the numerator and denominator.  As a consequence, the FX factor drops out of the equation.  The USD calculation includes exchange rates at t and t-1.  Therefore, the LOC calculation only represents the price appreciation or depreciation of the securities, whereas the USD calculation also accounts for the performance of the currency (or currencies) relative to the USD.

The MSCI EAFE Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI EAFE is a service mark of MSCI Barra.

The FTSE All-Share Index, originally known as the FTSE Actuaries All Share Index, is a capitalization-weighted index comprised of approximately 642 companies traded on the London Stock Exchange and captures 98% of the UK’s market capitalization.

The Purchasing Managers Index (PMI) is an indicator of economic health for manufacturing and service sectors. The PMI is based on a monthly survey sent to senior executives at over 400 companies. The surveys include questions about business conditions and any changes, whether it be improving, no changes, or deteriorating.

The STOXX 600 is an index of 600 companies that represents large, mid, and small cap companies across seventeen countries of the European region: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

The TOPIX, also known as the Tokyo Stock Price Index, is a capitalization weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.  The index is supplemented by the sub-indices of the 33 industry sectors.  The index calculation excludes temporary issues and preferred stocks, and has a base value of 100 as of January 4, 1968.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited) (Continued)

All indices are unmanaged. These indices are used herein for comparative purposes in accordance with the Securities and Exchange Commission regulations. It is not possible to invest directly into an index.

GLOSSARY

CAGR – Compound Annual Growth Rate – the mean annual growth rate of an investment over a specified period.

EBIT – Earnings Before Interest & Tax – an indicator of a company’s profitability, calculated as revenue minus expenses, excluding tax and interest.

EBITDA – Earnings Before Interest Taxes Depreciation and Amortization is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

EPS – Earnings per Share – The portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

EV/EBITDA – Enterprise Value to Earnings Before Interest Taxes Depreciation and Amortization is a measure of the value of a stock that compares a company’s enterprise value (market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents) to its earnings before interest taxes depreciation and amortization. EV/EBITDA is one of several fundamental indicators that investors use to determine whether a stock is priced well. The EV/EBITDA multiple is also often used to determine a company’s valuation in the case of a potential acquisition.

Free cash flow – a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures, Free cash flow represents the cash that a company is able to generate after spending the money required to maintain or expand its asset base.

GDP – Gross Domestic Product is the monetary value of all finished goods and services produced within a country’s borders in a specific time period.

GDPNow – GDPNow is a forecasting model from the Federal Reserve Bank of Atlanta which provides a running estimate of real GDP growth based on available data for the current quarter using a methodology similar to the one used by the U.S. Bureau of Economic Analysis.

Price-to-book – The price-to-book ratio is the ratio for valuing a company that measures its current share price relative to its book value of equity.

Price-to-earnings ratio – The price-earnings ratio (P/E Ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

Price-to-sales ratio – Price-to-sales ratio is a valuation ratio that compares a company’s stock price to its revenues. The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues. It can be calculated either by dividing the company’s market capitalization by its total sales over a 12-month period, or on a per-share basis by dividing the stock price by sales per share for a 12-month period.

ROE – Return on Equity – Return on equity is the amount of net income returned as a percentage of shareholders’ equity and measures a company’s profitability by revealing how much profit a company generates with the money shareholders have invested.

ROIC – Return on Invested Capital – a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. The return on invested capital measure gives a sense of how well a company is using its money to generate returns.

Reference definitions found at Investopedia.com

Distributed by Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, NY 11530

FMI Funds, Inc.
ADDITIONAL INFORMATION (Unaudited)

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. It will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how each of the Funds voted proxies relating to portfolio securities is available on the Funds’ website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). The Funds’ Forms N-Q or Part F of Form N-PORT are available on the Commission’s website. The Funds’ Forms N-Q or Part F of Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TAX NOTICE (Unaudited)

For corporate shareholders of the Large Cap Fund, the Common Stock Fund and the International Fund, the percentage of dividend income distributed for the year ended September 30, 2019 which is designated as qualifying for the dividends received deduction is 89.37%, 100% and 0.55%, respectively. The International Fund intends to elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries. For the year ended September 30, 2019, the foreign source income was $163,301,032 and the foreign tax expense was $12,343,216. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates. For all shareholders of the Large Cap Fund, the Common Stock Fund and the International Fund, the percentage of dividend income distributed for the year ended September 30, 2019 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 100%, 100% and 47.98%, respectively. For all shareholders of the Large Cap Fund, the Common Stock Fund and the International Fund, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) is 0%, 0% and 14.44%, respectively.

FMI Funds, Inc.
NOTICE OF PRIVACY POLICY (Unaudited)

Protecting the privacy of our shareholders is important to us. This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

What Information We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. In the event that you hold shares of any Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS (Unaudited)

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Funds. If you would like to receive individual mailings, please call (800) 811-5311 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Thank you for allowing us to serve your investment needs.

(This Page Intentionally Left Blank.)

FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund

100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS

BARRY K. ALLEN	PATRICK J. ENGLISH
ROBERT C. ARZBAECHER	REBECCA W. HOUSE
JOHN S. BRANDSER	PAUL S. SHAIN
LAWRENCE J. BURNETT	ROBERT J. VENABLE

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN	INDEPENDENT REGISTERED
U.S. BANK, N.A.	PUBLIC ACCOUNTING FIRM
Milwaukee, Wisconsin	COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
DISTRIBUTOR
RAFFERTY CAPITAL MARKETS, LLC	LEGAL COUNSEL
Garden City, New York	FOLEY & LARDNER LLP
Milwaukee, Wisconsin

FMI Funds, Inc.

1-800-811-5311

www.fmifunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Robert C. Arzbaecher, a member of its audit committee, is an audit committee financial expert.  Mr. Arzbaecher is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Service Fees

$60,000 (FY 2019) and $60,000 (FY 2018) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Service Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c) Tax Service Fees

$15,000 (FY 2019) and $15,000 (FY 2018) are the aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Service Fees

There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e) (1) None

(e) (2) None

(f) Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant’s investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures are effective, as of a date within 90 days of the filing of this report, based on their evaluation of the Registrant’s disclosure controls and procedures.

(b)
There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) There was no change in registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI Funds, Inc.
Registrant

By /s/ John S. Brandser
      John S. Brandser, President/Principal Executive Officer

Date    October 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ John S. Brandser
      John S. Brandser, President/Principal Executive Officer

Date    October 28, 2019

By /s/ John S. Brandser
      John S. Brandser, Treasurer/Principal Financial Officer

Date    October 28, 2019